     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2004

                                                        REGISTRATION NO. 33-5609

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933          /X/
                           PRE-EFFECTIVE AMENDMENT NO.____     / /


                         POST-EFFECTIVE AMENDMENT NO. 27       /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940        /X/


                                AMENDMENT NO. 29


                                   ----------

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                           (Exact Name of Registrant)

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                               (Name of Depositor)
                                 320 PARK AVENUE

                          NEW YORK, NEW YORK 10022-6839

     (Address of Depositor's Principal Executive Office Including Zip Code)

               Depositor's Telephone Number, Including Area Code:
                                 (212) 224-1600


                                THOMAS L. MARTIN
               SENIOR VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                 320 PARK AVENUE

                          NEW YORK, NEW YORK 10022-6839

                     (Name and Address of Agent for Service)

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

                                   ----------

It is proposed that this filing will become effective (check appropriate space)

           / /   immediately upon filing pursuant to paragraph (b) of Rule 485

           /X/   on May 1, 2004 pursuant to paragraph (b) of Rule 485

           / /   60 days after filing pursuant to paragraph (a) of Rule 485
           / /   on (date) pursuant to paragraph (a) of Rule 485

================================================================================

                              CROSS-REFERENCE SHEET
                    (FILE NO. 33-5609, SECTION 457 CONTRACTS)


FORM N-4 ITEM                                                            PROSPECTUS CAPTION
-------------                                             ------------------------------------------------
PART A
 1.   Cover Page                                          Cover Page
 2.   Definitions                                         Definitions We Use in this Prospectus
 3.   Synopsis                                            Table of Annual Expenses
 4.   Condensed Financial Information                     Appendix A:  Unit Value Information for the
                                                           Separate Account Funds; Performance
                                                           Information for the Separate Account Funds
 5.   General Description of Registrant, Depositor,
        and Portfolio Companies                           About Mutual of America and the Separate
                                                           Account; Underlying Funds in which Our
                                                           Separate Account Invests; Your Voting Rights
                                                           for Meetings of the Underlying Funds;
                                                           Administrative Matters
 6.   Deductions                                          Table of Annual Expenses; Charges You Will
                                                           Pay
 7.   General Description of Variable Annuity
        Contracts                                         Purchase of a Contract and Deferred Compensation
                                                           Amounts; Your Account Balance in the Separate
                                                           Account Funds; Our General Account
 8.   Annuity Period                                      Account Balance Applied for Annuity Payments
 9.   Death Benefit                                       Our Payment of Account Balance to You or a
                                                           Beneficiary--Death Benefit during the
                                                           Accumulation Period
10.   Purchases and Contract Value                        Purchase of a Contract and Deferred Compensation
                                                           Amounts; Your Account Balance in the Separate
                                                           Account Funds; Our General Account
11.   Redemptions                                         Your Account Balance in the Separate Account
                                                           Funds; Our Payment of Account Balance to You
                                                           or a Beneficiary; Where to Contact Us and Give
                                                           Us Instructions
12.   Taxes                                               Federal Tax Information
13.   Legal Proceedings                                   N/A (see Statement of Additional Information)
14.   Table of Contents of the Statement of
        Additional Information                            Our Statement of Additional Information
PART B                                                    STATEMENT OF ADDITIONAL INFORMATION CAPTION
15.   Cover Page                                          Cover Page
16.   Table of Contents                                   Table of Contents
17.   General Information and History                     N/A
18.   Services                                            N/A
19.   Purchases of Securities Being Offered               Distribution of the Contracts
20.   Underwriters                                        Distribution of the Contracts
21.   Calculation of Performance Data                     Yield and Performance Information
22.   Annuity Payments                                    N/A
23.   Financial Statements                                Financial Statements

PROSPECTUSES OF

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

SECTION 457 CONTRACT

AND

MUTUAL OF AMERICA INVESTMENT CORPORATION

SCUDDER VARIABLE SERIES I


BOND PORTFOLIO
CAPITAL GROWTH PORTFOLIO
INTERNATIONAL PORTFOLIO


AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

CALVERT SOCIAL BALANCED PORTFOLIO

FIDELITY INVESTMENTS(R) VARIABLE INSURANCE
PRODUCTS FUNDS:

EQUITY-INCOME PORTFOLIO
ASSET MANAGER PORTFOLIO

CONTRAFUND PORTFOLIO



MAY 1, 2004


457

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

Our privacy policy is on the inside
back cover page of this booklet.

PROSPECTUS
                     VARIABLE ACCUMULATION ANNUITY CONTRACTS
                              FOR SECTION 457 PLANS

                                    Issued By

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                 320 Park Avenue, New York, New York 10022-6839

                                  Through its

                             SEPARATE ACCOUNT NO. 2

THE CONTRACTS--We offer group variable accumulation annuity contracts (CONTRACTS) to fund deferred compensation plans that meet the requirements of
Section 457(b) of the Internal Revenue Code (PLANS).

A PARTICIPANT or YOU means an employee who is participating in an employer's Plan. Your Deferred Compensation Amounts are:

   - amounts the Contractholder (or your employer) contributes on your behalf from salary that you have elected to defer, within the limits of Section 457 and the Plan, and

   - if a Plan permits, amounts your employer contributes on your behalf that are in addition to the salary you have deferred.


A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Balance for retirement benefits at a future date, in the manner your Plan permits.

"EMPLOYER" generally refers to the employer with which we have a Contract related to the Plan in which you are participating.


INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE--You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account. You may transfer all or any part of your Account Balance among the available Investment Alternatives at any time, without charge. The Separate Account Funds currently invest in these funds or portfolios of mutual funds (the UNDERLYING FUNDS), which will have varying investment returns and performance:

   - MUTUAL OF AMERICA INVESTMENT CORPORATION: Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity, Composite, Bond, Mid-Term Bond, Short-Term Bond, Money Market, Aggressive Allocation, Moderate Allocation and Conservative Allocation Funds;

   -  SCUDDER VARIABLE SERIES I: Capital Growth, Bond and International
      Portfolios;

   - FIDELITY INVESTMENTS(R) VARIABLE INSURANCE PRODUCTS FUNDS: Equity-Income, Contrafund and Asset Manager Portfolios;


   -  CALVERT VARIABLE SERIES, INC.: Calvert Social Balanced Portfolio; and

   - AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.: American Century VP Capital Appreciation Fund


WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY SEPARATE ACCOUNT FUND. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Balance in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under "OUR GENERAL ACCOUNT".


STATEMENT OF ADDITIONAL INFORMATION--You may obtain at no charge a Statement of Additional Information (an SAI), dated the same date as this Prospectus, with additional information, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We have filed the SAI with the Securities and Exchange Commission and incorporate it into this Prospectus by reference. The table of contents for the SAI is at the end of this Prospectus for your review.

PROSPECTUSES--You should read this Prospectus carefully before purchasing a Contract or elect to become a Participant, and you should keep it for future reference. This Prospectus is not valid unless the prospectuses of the Underlying Funds, which you also should read, are attached to it.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DATED: MAY 1, 2004

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
   TABLES OF ANNUAL EXPENSES                                                   1
   SUMMARY OF INFORMATION IN THIS PROSPECTUS                                   3
   ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT                            6
   UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS                      6
   CHARGES YOU WILL PAY                                                       10
      Administrative Charges                                                  10
      Distribution Expense Charge                                             11
      Expense Risk Charge                                                     11
      Expenses of the Underlying Funds                                        11
      Premium Taxes                                                           12
   PURCHASE OF A CONTRACT AND DEFERRED COMPENSATION AMOUNTS                   12
      Customer Identification                                                 12
      Purchase of a Contract; Participation                                   12
      Payment of Deferred Compensation Amounts                                12
      Limits on Deferred Compensation Amounts                                 13
      Allocation of Deferred Compensation Amounts                             13
   YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS                         13
   OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY                     14
      Your Right to Transfer Among Investment Alternatives                    14
      Your Right to Make Withdrawals                                          14
      When You Must Take Minimum Distributions                                15
      How to Tell Us an Amount to Transfer or Withdraw                        16
      Death Benefit during the Accumulation Period                            16
      Discontinuance of a Contract                                            16
      When We May Postpone Payments                                           17
   ACCOUNT BALANCE APPLIED FOR ANNUITY PAYMENTS                               17
      Amount of Annuity Payments; Annuity Commencement Date                   17
      Contractholder and Participant Payment Relationship                     17
      Available Forms of Annuity                                              18
      Death Benefit After Annuity Commencement Date                           18
   OUR GENERAL ACCOUNT                                                        19
   WHERE TO CONTACT US AND GIVE US INSTRUCTIONS                               19
   ADMINISTRATIVE MATTERS                                                     21
      Confirmation Statements to Participants                                 21
      Designation of Beneficiary                                              21
      Certain Administrative Provisions                                       21
      Participation in Divisible Surplus                                      22
   FEDERAL TAX INFORMATION                                                    22
   YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS                    24
   PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS                     24
   FUNDING AND OTHER CHANGES WE MAY MAKE                                      25
   DEFINITIONS WE USE IN THIS PROSPECTUS                                      25
   OUR STATEMENT OF ADDITIONAL INFORMATION                                    27
   APPENDIX A: UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS          28



THIS PROSPECTUS DOES NOT OFFER THE CONTRACTS IN ANY JURISDICTION WHERE WE MAY NOT LAWFULLY OFFER THEM FOR SALE. WE HAVE NOT AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS ABOUT THE CONTRACTS OR THIS OFFERING OTHER THAN AS IN THIS PROSPECTUS. IF YOU RECEIVE UNAUTHORIZED INFORMATION OR REPRESENTATIONS, YOU MUST NOT RELY ON THEM IN MAKING YOUR PURCHASE DECISION.

                            TABLES OF ANNUAL EXPENSES

The following tables describe the fees and expenses that you will pay upon becoming a Participant, while you are a Participant, and upon transfer or surrender of your Account Balance.

I. TRANSACTION EXPENSES. The first table describes fees and expenses you will pay when you buy a Contract or become a Participant, when you surrender your Contract or participation interest or when you transfer your Account Balance among Investment Alternatives. We do not impose sales charges at the time of purchase, deferred sales charges at the time of surrender, or charges for exchanges between Investment Alternatives.

                                                                         CURRENT    MAXIMUM
                                                                         -------    -------
          PARTICIPANT TRANSACTION EXPENSES
            Sales Load on Purchases                                         0%         0%
            Deferred Sales Load                                             0%         0%
            Surrender Fees                                                  0%         0%
            Exchange Fees                                                   0%         0%

II. ANNUAL SEPARATE ACCOUNT EXPENSES. The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses.

                                                                         CURRENT    MAXIMUM
                                                                         -------   ---------
          ANNUAL CONTRACT FEE                                            $ 24(1)     $ 24
          SEPARATE ACCOUNT ANNUAL EXPENSES
             (as a percentage of average net assets)
               Expense Risk Fee                                           .15%     see below
               Administrative Charges                                     .40%(2)  see below
               Distribution Expense Charge                                .35%     see below
                                                                         -------   ---------
          TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES                          .90%       2.15%(3)

----------

(1) You pay a monthly amount of $2.00, or 1/12 of 1.00% of your Account Balance for the month if that amount would be less than $2.00. An employer may elect to pay your monthly charges, in which case we do not deduct the monthly Participant charge. We waive the monthly charge for any month when your employer uses our Hotline system and your employer's Plan has a certain level of assets or number Participants with Account Balances.


(2) The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of .25% for administrative expenses, and the transfer agent and distributor for the three Fidelity VIP Portfolios reimburse us at an annual rate of .10% for certain services we provide. We reduce the .40% administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements, so that the administrative charge for the American Century Fund is .15% and for the Fidelity VIP Funds is .30%.


(3) Separate Account Annual Expenses may be increased in the aggregate up to 2.15%. We presently have no plans to increase the .90% current Separate Account Annual Expense. We would notify Participants in advance of any fee change. Further, effective July 15, 2003 with respect to the Investment Company Money Market Fund only, so much or all of this annual expense (not to exceed 0.90%) as is required has been waived to prevent the total investment returns net of separate account expenses from producing a negative result. This waiver is not contractual and may be revoked in whole or in part at any time. Upon such revocation, there will be no liability for those expenses which were waived, but these expenses may be restored at that time to the full 0.90%.

III. UNDERLYING FUND EXPENSES. This table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time that you are a Participant. (Underlying Fund expenses may vary from year to year.) You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.


                                                                                         MINIMUM     MAXIMUM
                                                                                         -------     -------
          TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES
             (expenses deducted from Underlying Fund assets, including
             management fees and other expenses, as a percentage of average net assets)
               Before reimbursement                                                        .20%        1.03%
               After reimbursement(4)                                                      .13%        1.03%

----------

(4) The investment adviser for the Investment Company has contractually agreed beginning as of January 1, 2003 to limit the expenses of each Investment Company Fund (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment advisory fee. This obligation remains in effect for the year 2004 and will continue for each following year unless the adviser gives notice of termination within 2 weeks prior to the start of the calendar year. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund, prior to providing the contractual expense limitation commencing January 1, 2003.

EXAMPLE

The Example below is intended to help you compare the cost of being a Participant with the cost of investing in other variable annuity contracts. These costs include Participant transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses. The Example assumes that you invest $10,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year. THE EXAMPLES ALSO REFLECT THE CONTRACTUAL EXPENSE REIMBURSEMENTS FOR THE INVESTMENT COMPANY FUNDS TO THE LEVEL OF THEIR ADVISORY FEES FOR ONE YEAR.

We do not impose a surrender charge when you make a withdrawal of Account Balance. As a result, the expenses would be the same whether or not you surrender the Account Balance, or apply the Account Balance for the purchase of an annuity (annuitize), at the end of the applicable time period.


EXAMPLE BASED ON MAXIMUM COSTS. This Example also assumes the maximum fees and expenses of any of the Underlying Funds during 2003 and a Separate Account annual expense of .90%. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                   1 YEAR        3 YEARS         5 YEARS        10 YEARS
                   ------        -------         -------        --------
                   $ 215          $  678         $ 1,189         $ 2,707

We assumed a 5% annual rate of return in the examples for illustration purposes. THE 5% RATE DOES NOT REPRESENT AND IS NOT A GUARANTEE OF THE SEPARATE ACCOUNT FUNDS' PAST OR FUTURE INVESTMENT PERFORMANCE OR THE INTEREST RATE TO BE CREDITED UNDER THE GENERAL ACCOUNT. The example also assumed an annual contract fee of $14.89 per $10,000 of value in the Separate Account Fund, based on an average Account Balance of $16,113.

ACCUMULATION UNIT VALUES FOR THE SEPARATE ACCOUNT FUNDS

For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, you should see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent semi-annual or annual financial statements by calling us at 1-800-468-3785.

                    SUMMARY OF INFORMATION IN THIS PROSPECTUS

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations.

CONTRACT OFFERED


We offer group annuity accumulation contracts for use with eligible deferred compensation plans that employers have established pursuant to Section 457 of the Code. We issue a Contract to a Contractholder, which owns the Contract. In the past tax exempt organizations and trustees of plans adopted by those organizations qualified as Contractholders and we issued Contracts to such organizations and trustees. Currently, only States and state governmental entities (GOVERNMENTAL UNITS), and trustees of Plans adopted by Governmental units qualify to be Contractholders.

Amounts that you and other Participants accumulate under a Contract, as well as other assets of the Plan, belong to the Contractholder. Plans of Governmental units must provide that all assets will be held for the exclusive benefit of Participants in a trust or in a custodial account or group annuity contract that are treated as trusts under Section 457 of the Code. This requirement does not apply to a Plan maintained by an organization exempt from taxation under the Code that is not a Governmental unit, which Plans must provide that assets of the Plan are subject to claims of the employer's general creditors.

You may obtain Federal income tax benefits provided under Section 457 of the Code for your Deferred Compensation Amounts. Section 457 permits you to defer the recognition of income if certain requirements are met. Refer to "FEDERAL TAX INFORMATION."


DEFERRED COMPENSATION AMOUNTS

You may defer compensation in whatever amounts and at whatever frequency you desire, subject to limitations under the Code and your Plan. If your Plan permits, your employer also may send us Deferred Compensation Amounts for you that are in addition to the salary you have deferred. A Plan, the Code or State or local law may require a Contractholder to send the Amounts within a certain time period. The minimum remittance that a Contractholder may send to us is $10. Refer to "PURCHASE OF A CONTRACT AND DEFERRED COMPENSATION AMOUNTS".

A Plan may provide that you must pay certain Plan expenses, such as accounting, legal or consulting fees or expenses of a Deferred Compensation committee or administrative board. The Contractholders may deduct those expenses before sending Deferred Compensation Amounts to us.

INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE


You may allocate your Account Balance among the Investment Alternatives (unless your Plan restricts use of any Investment Alternative). You may change your allocation instructions at any time for future Deferred Compensation Amounts, and you may transfer all or part of your Account Balance among the available Investment Alternatives at any time. See, "HOW TO MAKE ALLOCATION CHANGES, TRANSFERS & WITHDRAWALS".

THE GENERAL ACCOUNT. We pay interest on the portion of your Account Balance you allocate to our General Account, at an effective annual yield equal to or greater than the minimum rate, if any set forth in your Contract. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account, which is sometimes referred to as the "Interest Accumulation Account". This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. You may refer to "OUR GENERAL ACCOUNT" for a brief description of the General Account.

THE SEPARATE ACCOUNT. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Deferred Compensation Amounts or transfer your Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option," because you have the investment risk that your Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

UNDERLYING FUNDS

The Separate Account Funds currently invest in twenty Underlying Funds, which have different investment objectives, investment policies and risks. You should refer to "UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are attached to this Prospectus.


CHARGES UNDER THE CONTRACTS


We deduct several charges from the net assets of each Separate Account Fund. Refer to "CHARGES YOU WILL PAY." The charges include:


   - an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.15% and the annual rate for the Funds that invest in the Fidelity Portfolios is 0.30%);

   - a charge at an annual rate of 0.35% for expenses related to the distribution of the Contracts; and

   - a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.


We also deduct from your Account Balance a monthly administrative expense charge. The charge is $2.00 if you have an Account Balance of $2,400 or more during the month, or 1/12 of 1% of the Account Balance (which will be less than $2.00) if your Account Balance is less than $2,400 in any month. We will waive the $2.00 monthly charge if your Plan has 500 or more Participants with Account Balances or at least $5 million in Plan assets during the month. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total. Refer to "CHARGES YOU WILL PAY--ADMINISTRATIVE CHARGES."


EXPENSES OF THE UNDERLYING FUNDS. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

TRANSFERS AND WITHDRAWALS OF ACCOUNT BALANCE


During the Accumulation Period, you may transfer all or a portion of your Account Balance among the Investment Alternatives. Refer to "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES". We do not currently assess a charge for transfers of Account Balance, although we reserve the right to do so for future transfers.


Unless your Plan has different provisions, you may withdraw all or any portion of your Account Balance when

   - your employment with the Contractholder (or sponsoring employer) ends and you are no longer participating under the Plan,

   -  you reach age 70 1/2, or


   - you suffer an unforeseen emergency, as defined in the Code or its regulations.

If you make partial withdrawals, you may tell us a fixed amount to withdraw each month or a fixed time period in which we are to pay you your Account Balance, and special rules may apply for the amount and timing of subsequent withdrawals. Refer to "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO MAKE WITHDRAWALS."

You usually will have income upon any withdrawal of your Account Balance, taxable at ordinary income tax rates on the amount withdrawn. In addition, we may be required to withhold Federal income taxes or other Federal or State taxes from the amount you withdraw.

If you reach age 70 1/2 or in certain other circumstances, the Code imposes minimum distribution requirements for Plans and the Contracts. If you are age 70 1/2 and still employed with the employer, you may postpone the minimum distribution requirements until after you terminate that employment. If you are subject to minimum distribution requirements, you may be required to make certain withdrawals from your Account Balance, or you may choose to begin receiving Annuity Payments (if your Plan permits) to meet the requirements. Refer to "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--WHEN YOU MUST TAKE MINIMUM DISTRIBUTIONS".

We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer Funds to your Bank account where available.


HOW TO MAKE ALLOCATION CHANGES, TRANSFERS AND WITHDRAWALS


IN WRITING. You must give instructions on our forms to change your allocations among Investment Alternatives for future Deferred Compensation Amounts, to transfer your Account Balance among Investment Alternatives or to make any withdrawals of Account Balance. Refer to "WHERE TO CONTACT US AND GIVE US INSTRUCTIONS".

BY TELEPHONE OR INTERNET. Using the Personal Identification Number (PIN) we have assigned, you may call us at our toll-free number, 1-800-468-3785, or visit our web site at www.mutualofamerica.com to change allocation instructions for future Deferred Compensation Amounts and to transfer your Account Balance among Investment Alternatives, except that you may not use our toll-free number or web site to place orders for the transfer of Account Balance into the Scudder International Fund. Transfers into the Scudder International Fund can be made only in writing and by U.S. Postal Service ("U.S.P.S.") regular mail to our Boca Raton Financial Transaction Processing Center. You may not make withdrawals by telephone or Internet. Refer to "WHERE TO CONTACT US AND GIVE US INSTRUCTIONS".

OUR HOME OFFICE, PROCESSING CENTER AND REGIONAL OFFICES. Our home office address is 320 Park Avenue, New York, New York 10022-6839. The address for our Financial Transaction Processing Center, where you should send requests for allocation changes or transfers among Investment Alternatives, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. You may obtain the address for the Regional Office that provides other services for your Contract by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

CONFIRMATION STATEMENTS. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation instruction changes (except that confirmations are not sent for allocation instruction changes made through our website) and for your Deferred Compensation Amounts, transfers of Account Balance and withdrawals of Account Balance. You must promptly notify us of any error in a confirmation statement (which may be a quarterly statement) or you will give up your right to have us correct the error. Refer to "ADMINISTRATIVE MATTERS--CONFIRMATION STATEMENTS TO PARTICIPANTS."


DEATH BENEFITS DURING THE ACCUMULATION PERIOD


If you die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary.

The death benefit amount will be your Account Balance as of the date we receive proof of death and the election by the Beneficiary(ies) instructing us how we should pay the death benefit. The Beneficiary will select the form of death benefit, which may be a lump sum, a form of annuity or fixed payments. Refer to "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--DEATH BENEFIT DURING THE ACCUMULATION PERIOD" AND "FEDERAL TAX INFORMATION".


FORMS OF RETIREMENT BENEFITS OR WITHDRAWALS


Your Plan sets forth the forms in which you may make withdrawals or obtain retirement benefits. Depending on your Plan, you may take your Account Balance in a single sum payment, in installment payments or otherwise over a period of time. Some Plans allow you to apply your Account Balance for Annuity Payments from us, with the amount of the monthly payments fixed at the same amount every month and based on the form of annuity you select and your Account Balance at the Annuity Commencement Date. Refer to "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY" AND "ACCOUNT BALANCE APPLIED FOR ANNUITY PAYMENTS."


CANCELLATION RIGHT

You may surrender for cancellation a 457 Plan Certificate within ten days after you have received it (or within a longer period if your State requires it). We will refund to your employer (or the Contractholder, if different) all Deferred Compensation Amounts you allocated to the General Account, plus the value on the surrender date of your

Account Balance allocated to the Separate Account, unless your state requires that all Deferred Compensation Amounts to the Separate Account be refunded.


                ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT


We are obligated to pay all amounts required on the part of the insurer under the Contracts. We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit organizations, as well as not-for-profit organizations.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations, their employees and individuals. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2003, we had total assets, on a consolidated basis, of approximately $11 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.


Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

OUR SEPARATE ACCOUNT


We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 ACT). The SEC does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund. See "UNDERLYING FUNDS INVESTED IN WHICH OUR SEPARATE ACCOUNT INVESTS" below.


The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Balances and attributable to any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State.

OTHER VARIABLE ANNUITY CONTRACTS WE ISSUE

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.


              UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Balance allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public. Mutual of America Investment Corporation sells it shares only to separate accounts of Mutual of America Life Insurance Company.


You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.


SHARED AND MIXED FUND ARRANGEMENTS. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.


EQUITY INDEX FUND OF THE INVESTMENT COMPANY


The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500(R) Composite Stock Price Index (the S&P 500(R) INDEX*). The Fund invests primarily in common stocks that are included in the S&P 500(R) Index.


ALL AMERICA FUND OF THE INVESTMENT COMPANY


The All America Fund seeks to outperform the S&P 500(R) Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the INDEXED ASSETS) to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500(R) Index. The Fund invests the remaining approximately 40% of its assets (the ACTIVE ASSETS) to seek a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.


MID-CAP EQUITY INDEX FUND OF THE INVESTMENT COMPANY


The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400(R) Index.* The Fund invests primarily in common stocks that are included in the S&P MidCap 400(R) Index.


AGGRESSIVE EQUITY FUND OF THE INVESTMENT COMPANY

The Aggressive Equity Fund seeks capital appreciation. The Fund invests in companies believed to possess above-average growth potential and in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

COMPOSITE FUND OF THE INVESTMENT COMPANY


The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.


----------

* "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

BOND FUND OF THE INVESTMENT COMPANY


The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund seeks to achieve its objective by investing primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.


MID-TERM BOND FUND OF THE INVESTMENT COMPANY


The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities will be between three and seven years. The Fund seeks to achieve its objective by investing primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.


SHORT-TERM BOND FUND OF THE INVESTMENT COMPANY


The Short-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities will be between one and three years. The Fund seeks to achieve its objective by investing primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and in money market instruments.


MONEY MARKET FUND OF THE INVESTMENT COMPANY


The Money Market Fund seeks the realization of current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees the Separate Account's investments in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Separate Account, the Investment Company, its Adviser and distributor are taken into account.


AGGRESSIVE ALLOCATION FUND OF THE INVESTMENT COMPANY


The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund and 10% in the Aggressive Equity Fund, and 25% of net assets in the Bond Fund.


MODERATE ALLOCATION FUND OF THE INVESTMENT COMPANY


The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.


CONSERVATIVE ALLOCATION FUND OF THE INVESTMENT COMPANY


The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of total assets in fixed income Funds, with 30% in the Bond Fund, 30% in the Mid-Term Bond Fund and 15% in the Short-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

SCUDDER CAPITAL GROWTH PORTFOLIO


The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to those in the S&P 500 Index. The portfolio manager chooses stocks of individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.


SCUDDER BOND PORTFOLIO


The Scudder Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities, by following a program that emphasizes high-grade bonds. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the Portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The Portfolio may invest up to 25% of its assets in foreign debt securities. Up to 20% of the Portfolio can be invested in below investment grade securities of U.S. and foreign issuers, including investments in bonds of issuers located in countries with new or emerging securities markets.


SCUDDER INTERNATIONAL PORTFOLIO

The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The Portfolio will invest in companies in at least three different countries, excluding the United States.

FIDELITY VIP EQUITY-INCOME PORTFOLIO


The Fidelity Equity-Income Portfolio seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500(R). The Fund normally invests at least 80% of the its assets in equity securities and normally invests assets primarily in income-producing equity securities. The Fund may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Fund may invest in securities of domestic and foreign issuers.

FIDELITY VIP CONTRAFUND(R) PORTFOLIO

The Fidelity Contrafund Portfolio seeks long-term capital appreciation. The Fund normally invests its assets primarily in common stocks. The Fund invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Fund may invest in securities of domestic and foreign issuers. The Fund may invest in either 'growth' stocks or 'value' stocks or both.

FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO

The Fidelity Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Fund's Adviser allocates the fund's assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.

CALVERT SOCIAL BALANCED PORTFOLIO

The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.

AMERICAN CENTURY VP CAPITAL APPRECIATION

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities and investment grade debt obligations.

SHARED AND MIXED FUND ARRANGEMENTS. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

INVESTMENT ADVISERS FOR THE UNDERLYING FUNDS


MUTUAL OF AMERICA INVESTMENT CORPORATION: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the ADVISER), an indirect wholly-owned subsidiary of Mutual of America. For the Active Assets of the All America Fund, the Adviser has entered into a subadvisory agreement with Oak Associates, Ltd. The subadviser provides investment advice for a portion of the All America Fund's net assets.


SCUDDER VARIABLE SERIES I: The Scudder Capital Growth, Bond and International Portfolios receive investment advice from Deutsche Investment Management Americas Inc.

FIDELITY PORTFOLIOS: The VIP Equity-Income, Contrafund and Asset Manager Portfolios receive investment advice from Fidelity Management & Research Company.

CALVERT SOCIAL BALANCED PORTFOLIO: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into subadvisory agreements with Brown Capital Management, Inc. and SSgA Funds Management, Inc. for the equity portion of the Portfolio.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND: The Fund receives investment advice from American Century Investment Management, Inc.

                              CHARGES YOU WILL PAY

ADMINISTRATIVE CHARGES


We perform all administrative functions in connection with the Contracts, including receiving and allocating Deferred Compensation Amounts, making payments or Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds.

We may increase or decrease the daily and monthly administrative charges described below during the life of the Contract, subject to any limitations in the Contract or Plan or under state insurance law. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

SEPARATE ACCOUNT CHARGE. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses.


   - For each Fund, the charge is at an annual rate of 0.40%, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses from other sources.


   - For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to 0.25% for administrative expenses.

   - For the Funds that invest in the Fidelity Portfolios, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity Portfolios reimburse us at an aggregate annual rate of 0.10% for administrative expenses.


PARTICIPANT CHARGE. We make an additional deduction from your Account Balance for administrative expenses each month, unless the employer has elected to pay this charge on behalf of its Participants. The charge is $2.00 per month, except that we will reduce the charge to 1/12 of 1.00% if your Account Balance at the end of the month is less than $2,400. We will waive the $2.00 charge for any month when your Plan has at least $5 million in Plan assets or more than 500 Participants with Account Balances. Certain approved national affiliated plans are aggregated for purposes of the $5 million total.


We deduct the monthly charge from your Account Balance allocated to the General Account, if any. If you do not have any Account Balance in the General Account, we will deduct the charge from your Account Balance allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (See the Statement of Additional Information for the order of the Funds.)

DISTRIBUTION EXPENSE CHARGE

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

We deduct, on each Valuation Day, from the net assets in each Fund of the Separate Account a charge at an annual rate of 0.35% to cover anticipated distribution expenses.

EXPENSE RISK CHARGE


We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts, including limitations on administrative charges and our obligation to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the term of the Contracts prior to annuitization and the length of the period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.


For assuming expense risks under the Contracts, on each Valuation Day we make a deduction at an annual rate of 0.15% of the net assets in each Fund. We have the right to increase the expense risk charge, subject to any limitations in a Plan or the Contract.

EXPENSES OF THE UNDERLYING FUNDS


Participants and the Separate Account Funds do not directly pay the advisory fees and other expenses of the Underlying Funds. These fees and expenses are deducted by the Underlying Funds and will impact the value of the shares the Separate Account Funds own. See "TABLE OF ANNUAL EXPENSES" in this Prospectus, which shows the expenses paid by Participants for the most recent calendar year. The prospectuses of the Underlying Funds, which are attached to this Prospectus, contain a complete description of the Underlying Funds' fees and expenses.

PREMIUM TAXES


We currently do not deduct state premium taxes from your Deferred Compensation Amounts. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from Deferred Compensation Amounts prior to their allocation among the Investment Alternatives. Currently, most state premium taxes range from 2% to 4%.


            PURCHASE OF A CONTRACT AND DEFERRED COMPENSATION AMOUNTS


CUSTOMER IDENTIFICATION

We will require information from you, or your employer, necessary to properly identify owners of Contracts as required by the USA PATRIOT Act of 2001 and other applicable laws and regulations.

In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Contribution or issue a Contract or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.


PURCHASE OF A CONTRACT; PARTICIPATION


We issue Contracts as a funding vehicle for benefits under a Plan. Currently, a Contractholder may be only a Governmental unit or the trustees of a trust for a Plan established by a Governmental unit.


Your eligibility for participation under your employer's Plan is determined in accordance with the terms of the Plan. We or the Plan may require you to execute agreements and applications on prescribed forms. You usually must enter into a salary reduction agreement with the Contractholder for your Deferred Compensation Amounts, and an employee's participation is usually voluntary.


ACCEPTANCE OF INITIAL DEFERRED COMPENSATION AMOUNTS. When we receive your first Deferred Compensation Amount and accompanying documentation, we will apply the Deferred Compensation Amount to your specified Investment Alternatives within two business days after we receive the Amount. If we do not receive necessary documentation, we will retain the Deferred Compensation Amount for up to five business days while we attempt to obtain the missing documentation. We will apply the Deferred Compensation Amount within two business days after we receive the complete documentation. If we do not obtain missing documentation for you within five business days, we will return the Deferred Compensation Amount unless the Contractholder consents to our holding it until additional documentation is provided. We enter into agreements with Plan employers that utilize our electronic processing system for the forwarding to us of applications and information about Deferred Compensation Amounts.

CANCELLATION OF CERTIFICATE. You may surrender a 457 Plan Certificate for cancellation within ten days after you receive it. We will refund all Deferred Compensation Amounts you allocated to the General Account, plus the value on the date of surrender of your Account Balance credited to the Separate Account. Several states, however, require that the amount of Contributions be refunded without deductions, and you should consult the Contract for applicable provisions. We will return to your employer the Deferred Compensation Amounts that were sent to us by your employer on your behalf.


PAYMENT OF DEFERRED COMPENSATION AMOUNTS


A Contractholder (or your employer, if different) sends to us your Deferred Compensation Amounts. The Contractholder or employer is required to remit your Deferred Compensation Amount as soon as administratively feasible, but no later than 15 business days after the date on which the Amount is first available to the Contractholder for remittance. A Plan may require the Contractholder or employer to send us your Deferred Compensation Amounts at an earlier time, such as within two business days.

In addition, we may accept Deferred Compensation Amounts transferred to us on your behalf from any other eligible deferred compensation plan, if such other plan permits and your Plan accepts transfers. Deferred Compensation Amounts transferred must be at least $10 for each Participant.

LIMITS ON DEFERRED COMPENSATION AMOUNTS

The Code restricts the amount of compensation that you may defer under a Plan during any tax year. The general rule is that your Deferred Compensation Amount for a taxable year is limited to the LESSER OF


   - $13,000 for 2004 (increasing in $1,000 increments through 2006 and indexed for inflation in later years), AND


   -  100% of your includible compensation from your employer for the year.


   If you work for a Governmental unit and you are age 50 or older on or before December 31, 2004, you may contribute an additional amount of $3,000 for 2004 (increasing in $1,000 increments through 2006 and indexed for inflation in later years).


A Plan may adopt a special rule applicable to the last three years before you reach normal retirement age as designated in the Plan. If your Plan has this rule, you may defer, during one of these years, the larger of (a) the age-50 additional contribution, or (b) a special catch-up contribution that is the LESSER OF

   -  twice the otherwise applicable dollar amount for a year AND

   - the amount you could defer under the general rule for that taxable year plus the amounts you could have deferred under the general rule but did not defer for each taxable year in which you were eligible to participate (ELIGIBLE YEARS) in the Plan and, if you work for a Governmental unit, other Section 457 plans sponsored by a public employer in the same state under which you deferred amounts (using the general rule). If your employer is not a Governmental unit, you may go back to 1987 (or when you became eligible under the Plan, if later) to begin determining eligible years. If your employer is a Governmental unit, you may go back to 1979 (or when you became eligible under the Plan, if later) to begin determining eligible years.

You must reduce your Deferred Compensation Amount for a taxable year, calculated under the general and special rules described above, by deferrals for that year under any other eligible deferred compensation plan in which you participate, as required under Section 457 of the Code. Similarly, if your employer is a Governmental unit and you are eligible to make the additional age 50 contribution, you must aggregate all age-50 catch-up contributions you make to any other employer plans in which you participate with all such contributions to this Plan, and the total may not exceed the applicable limit for a year.

ALLOCATION OF DEFERRED COMPENSATION AMOUNTS


You may allocate your Deferred Compensation Amounts among the Investment Alternatives.

We will allocate a Deferred Compensation Amount when we receive it from the Contractholder or your employer, according to the allocation request currently on file at our home office.

You may change the allocation instructions for future Deferred Compensation Amounts from time to time. You should periodically review your allocations in light of market conditions, your investment objectives and your retirement plans and needs.


               YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS

ACCUMULATION UNITS IN SEPARATE ACCOUNT FUNDS

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

CALCULATION OF ACCUMULATION UNIT VALUES


We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). For definitions of Valuation Period and Valuation Day see "DEFINITIONS WE USE IN THIS PROSPECTUS".


The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

   - changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

   - Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (See "CHARGES YOU WILL PAY".)

You may refer to "APPENDIX A: UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

ACCUMULATION UNIT VALUES FOR TRANSACTIONS

When you allocate Deferred Compensation Amounts to a Separate Account Fund or transfer any part of your Account Balance to a Fund, we credit Accumulation Units to your Account Balance. When you withdraw or transfer Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance.


The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the deposit or a valid request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the NEXT CLOSE of a Valuation Day in the Valuation Period during which we receive a deposit or request (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value of the Fund for that Valuation Period, rounded to two decimal places.


             OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY

YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES


You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan limits transfers. There are no tax consequences to you for transfers among Investment Alternatives.


We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future.

Your request for a transfer will not be binding on us until we receive all information necessary to process your request.

YOUR RIGHT TO MAKE WITHDRAWALS

Under Federal tax law, the general rule is that you may not withdraw all or any portion of your Account Balance before the EARLIER OF

   -  the calendar year in which you reach age 70 1/2, or

   - the date you retire or otherwise end employment with your employer under the Plan.

If your Plan permits, you may withdraw from your Account Balance in the event you have an UNFORESEEN EMERGENCY.

   - An unforeseen emergency is a severe financial hardship arising from a sudden and unexpected illness or an accident to you or to a dependent, or the loss of your property due to casualty or other similar extraordinary and unforeseeable circumstances arising from events beyond your control.

   - A severe financial hardship does not exist if your loss can be relieved through reimbursement by insurance, by liquidation of your other assets that does not cause severe financial hardship, or by the cessation of your Deferred Compensation Amounts.

   - The employer's deferred compensation board or committee will determine whether you face an unforeseeable emergency as defined in the Plan.

   - If you have an unforeseen emergency, you may withdraw from your Account Balance up to the amount you need to meet the unforeseeable emergency (limited to the amount of your Account Balance).

Your Plan also may provide for distribution of your Account Balance to you:


   - if your Account Balance is $5,000 or less (or such other amounts as may be provided by applicable law) and you have had no new Deferred Compensation Amounts in the past 24 months, or


   - without your consent, if certain specified conditions are met, although your Plan may provide that you can elect to defer receipt of your Account Balance in certain circumstances.


A Plan may, but is not required, to provide that:

   - You may choose to receive the Account Balance, when you have a right to receive it, in a single sum or in installment payments instead of by receiving Annuity Payments.

   - You may elect to defer to a future date when withdrawals of your Account Balance are to begin, which must begin by the later of the date when you reach age 70 1/2 or the date you terminate employment. Your plan, if it contains this provision, will specify the time and manner for you to make this election and choose a form of payment and may impose certain conditions, such as irrevocability of the election. See "WHEN YOU MUST TAKE MINIMUM DISTRIBUTIONS" below.


   - You may make one election to extend the date at which you will begin receiving payments of your Account Balance.

We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you.

PARTIAL WITHDRAWALS. If you are permitted to make withdrawals under your Plan, you usually may specify a fixed amount of your Account Balance to be withdrawn each month, or a fixed period during which we must pay out all of your Account Balance. If your plan permits, you may elect to make partial withdrawals under our Specified Payments Option of at least $100 per month and you may tell us the Investment Alternatives from which the withdrawals should be taken.

If you are subject to the minimum distribution rules under the Code, you should ensure that your withdrawals for the year equal or exceed the minimum required annual distribution. See "WHEN YOU MUST TAKE MINIMUM DISTRIBUTIONS" below.


INCOME TAX CONSEQUENCES OF WITHDRAWALS. You should consider the possible Federal income tax consequences of any withdrawal. You will be taxed at ordinary income tax rates on the portion of the withdrawal that is taxable, and all of the withdrawal will be taxable in most circumstances (see "FEDERAL TAX INFORMATION").


WHEN YOU MUST TAKE MINIMUM DISTRIBUTIONS


A Plan is required to provide that distributions of your Account Balance must begin by April 1 of the calendar year following the calendar year in which you turn age 70 1/2, or, if later, the calendar year in which you terminate employment with the employer sponsoring the Plan. The amounts of the required minimum distributions will be determined by IRS regulations. For certain plans of governmental units, distributions must begin by April 1 of the year after your employment with the governmental unit ends, if earlier.

You can satisfy the minimum distribution requirements by either making a withdrawal of the required amount if you are permitted to make withdrawals, or if permitted by your Plan, receiving Annuity Payments as of the Annuity Commencement Date payable for:


   -  your life, or


   -  the joint lives of you and a Beneficiary, or


   - a period certain, not longer than your life expectancy or the joint life expectancies of you and your Beneficiary.

HOW TO TELL US AN AMOUNT TO TRANSFER OR WITHDRAW


To tell us the amount of your Account Balance to transfer or withdraw, you must specify to us:

   -  the dollar amount to be taken from each Investment Alternative, or


   - for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

   - the percentage of your Account Balance in a particular Investment Alternative to be transferred or withdrawn.


For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request on the required forms and, in the case of a transfer into the Scudder International Fund, by U.S. Postal Service ("U.S.P.S.") regular mail to our Financial Transaction Processing Center. See, "HOW TO MAKE ALLOCATION CHANGES, TRANSFERS AND WITHDRAWALS".


DEATH BENEFIT DURING THE ACCUMULATION PERIOD


We will pay a death benefit to your Beneficiary upon your death during the Accumulation Period.

We will pay the death benefit after we have received at our home office in NewYork City:


   -  due proof of your death;


   - notification of election by the Beneficiary(ies) of the form of payment of death benefit; and


   - all other information and documentation necessary for us to process the death benefit request.

The amount of the death benefit will be the value of your Account Balance as of the date on which we receive the items listed above. Until then, your Account Balance will remain allocated as it was on the date of death.

We will pay the death benefit to the Beneficiary:

   - in a single sum, no later than December 31 of the year in which the fifth anniversary of the date of death occurs, or


   - if the Beneficiary makes a death benefit payment choice, in payments over a period that is not greater than either fifteen years or the Beneficiary's life expectancy. If the sole Beneficiary is your surviving spouse to whom you were legally married, the death benefit must be payable over a period that is not greater than the spouse's life expectancy and payments may begin by the later of (i) the end of the calendar year in which the first anniversary of death occurs or (ii) the end of the calendar year in which you would have attained age 70 1/2.


DISCONTINUANCE OF A CONTRACT

A Contractholder, at its discretion, may discontinue a Contract as of the first of a month that is at least 31 days after we receive notice of the discontinuance. We may discontinue a Contract, in whole or in part, if

   -  the Contractholder does not follow the terms of the Contract, or

   - we determine that a modification of the Contract is necessary to comply with Federal or state requirements, and the Contractholder refuses to accept a substantially similar Contract we offer that incorporates that modification.

Our discontinuance of a Contract will be effective as of a date we specify in writing that provides the Contractholder with at least 31 days' advance notice in which to cure any remediable defaults.


We also have the right to discontinue a Contract if a Contractholder or employer under its Plan does not send to us any Deferred Compensation Amounts for an entire year.

Discontinuance of a Contract does not relieve the Contractholder or employer of its obligations under the Contract or the Plan, and amounts accumulated for Participants will remain under the Contract. Upon discontinuance:

   - the Contractholder or employer may not send any further Deferred Compensation Amounts, and


   - we may transfer to another insurance company or other financial institution all amounts accumulated under the Contract. A transfer may be made in any manner to which the Contractholder and we agree in writing, and may require the consent of Participants (and Beneficiaries if a death benefit has become payable). A Participant or Beneficiary who does not consent to the transfer may choose to leave the accumulated amounts on deposit with us, or may withdraw the amount in whole or in part (subject to any Federal tax law restrictions on withdrawals).

WHEN WE MAY POSTPONE PAYMENTS

We will pay any amounts due from the Separate Account for a withdrawal, death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:


   - The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the SEC; or

   -  The SEC by order permits postponement for the protection of Participants;
      or

   - An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

   - We are prohibited from doing so by court order, rule, regulation or statute.


                  ACCOUNT BALANCE APPLIED FOR ANNUITY PAYMENTS

AMOUNT OF ANNUITY PAYMENTS; ANNUITY COMMENCEMENT DATE


If your Plan permits you to apply your Account Balance to obtain Annuity Payments, you may elect to receive monthly payments beginning on your Annuity Commencement Date. The amount of each payment and the period during which we will make payments will be based on the form of annuity you select and the amount of your Account Balance as of the Annuity Commencement Date. We guarantee that the purchase rates we use to determine the amount of Annuity Payments will never be less favorable for you than the guaranteed rates in the Contract. Your Annuity Payments begin as of your Annuity Commencement Date. Depending on the provisions of your plan, you may elect an Annuity Commencement Date that is:

   - your normal retirement date, as stated in your employer's pension plan if you are covered by that Plan, or age 65 if there is no such plan or coverage;

   - an early retirement date, being the first day of any calendar month following an early retirement age, if any, specified in the Plan, or


   - a later retirement date, being the first day of a calendar month following your normal retirement date.

CONTRACTHOLDER AND PARTICIPANT PAYMENT RELATIONSHIP

We will send Annuity Payments to the Contractholder for transmission to you. If the Contractholder agrees, and to the extent permitted by the federal tax law, we will instead send the Annuity Payments to you.

Until paid, or otherwise made available to you if your employer is a tax-exempt organization that is not a governmental unit, Annuity Payments are subject to the claims of the employer's general creditors. Annuity Payments under governmental plans are not subject to the claims of the employer's general creditors.

We will issue to the Contractholder or your employer for delivery to you an individual certificate setting forth the amount and terms of payment of your annuity benefits for Contracts issued in connection with governmental plans. For Contracts issued in the past in conjunction with non-governmental tax exempt organization plans, such certificates are not issued for participants. We will send Annuity Payments directly to you at your last known address, as filed with us by you, the Contractholder or your employer.


AVAILABLE FORMS OF ANNUITY


Your Plan will specify the forms of annuity that are available to you. A life annuity protects an Annuitant from outliving the time period for receiving monthly payments, because the payments continue for the life of the Annuitant. Some forms of annuities that have a life contingency also have guaranteed minimum time periods for payments, which provide that if an Annuitant (and contingent Annuitant if a joint and survivor annuity) dies before the minimum period has ended, the Beneficiary will receive the remaining Annuity Payments due. You may select the annuity form when you designate the Annuity Commencement Date.

Some of the forms of annuity we currently offer include: a Ten Years Certain and Continuous Form (with annuity payments for the later of 10 years and the death of the Annuitant); a Joint and 66 2/3% Survivor Life with Ten Year Period Certain Form (with annuity payments for the life of the Annuitant or reduced to 66 2/3% if the Joint Annuitant survives the Annuitant, and made for the later of 10 years and the deaths of the Annuitant and Joint Annuitant); and a Non-Refund Life Annuity (with payments made until the death of the Annuitant). In addition to these forms, we may in our discretion offer additional forms of annuity at the time of your Annuity Commencement Date. If your monthly Annuity Payment would be less than $20, we may elect to pay a single sum instead of providing Annuity Payments.


DEATH BENEFIT AFTER ANNUITY COMMENCEMENT DATE


If you, as Annuitant, die (and the Joint Annuitant dies, if the form is a joint annuity) on or after the Annuity Commencement Date, your Beneficiary will receive the death benefit (if any) provided by the form of annuity under which we were making Annuity Payments.

                               OUR GENERAL ACCOUNT

SCOPE OF PROSPECTUS


We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Contracts. For more details regarding the General Account, see the Contracts themselves.


GENERAL DESCRIPTION


Amounts you allocate to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts. We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.

We guarantee that we will credit interest to Participant Account Balances in the General Account at an effective annual yield equal to or greater than the minimum rate, if any, set forth in your Contract. In our sole discretion, we may credit a higher rate of interest to Participant Account Balances in the General Account, although WE ARE NOT OBLIGATED TO CREDIT INTEREST IN EXCESS OF THE MINIMUM EFFECTIVE ANNUAL YIELD, IF ANY, SET FORTH IN YOUR CONTRACT. We compound interest daily on Participant Account Balances in the General Account, to produce an effective annual yield that is equal to the stated interest rate. We will send you notice when we change the current rate.

We reserve the right to credit a higher interest rate than the rate otherwise set for amounts allocated to the General Account when the Contractholder uses electronic systems, in compliance with our established rules and requirements, for the transmission and receipt of certain information regarding Participants, Deferred Compensation Amounts and other Contract information and in certain other circumstances.


TRANSFERS AND WITHDRAWALS

You may transfer Account Balance to and from the General Account and, to the extent permitted by the Code and the Plan, may withdraw Account Balance from the General Account prior to the Annuity Commencement Date. See "YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES" and "YOUR RIGHT TO MAKE WITHDRAWALS" under "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY". We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

                  WHERE TO CONTACT US AND GIVE US INSTRUCTIONS


TRANSFERS AND ALLOCATION CHANGES BY TELEPHONE OR INTERNET

You may make requests by telephone or Internet for transfers of Account Balance (except for transfers to the Scudder International Fund) or to change the Investment Alternatives to which we will allocate your future Deferred Compensation Amounts. You may not make withdrawal requests by telephone or Internet. On any Valuation Day, we will consider requests by telephone or Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. Eastern Time (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We automatically provide a PIN to you, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel the PIN that we have assigned, you may call our toll-free telephone number (1-800-468-3785) or follow the instructions on our web site at www.mutualofamerica.com. A PIN cannot be cancelled on the website.

We reserve the right to suspend or terminate at any time the rights of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in liability for any losses due to unauthorized or fraudulent telephone or Internet transfers, we will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. We will confirm your Social Security number, check the PIN, record all telephone transactions and provide written confirmation of transactions, except for allocation instruction changes made over the Internet.


MARKET TIMING RESTRICTIONS


The purpose of our Contracts is to assist with the accumulation of long term retirement savings. Our Contracts are not intended to provide Contractowners and Participants with a means to engage in market timing through transfers of their Account Balances in an attempt to take advantage of daily fluctuations in the securities markets.

TRANSFERS INTO THE SCUDDER INTERNATIONAL FUND BY MAIL ONLY. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the Scudder International Fund is more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into the Scudder International Fund and for revocations of such transfer requests. YOU MUST SEND IN WRITING, BY U.S.P.S. REGULAR MAIL, TO OUR FINANCIAL TRANSACTION PROCESSING CENTER IN BOCA RATON, FLORIDA, AT THE ADDRESS BELOW, ALL REQUESTS FOR TRANSFERS INTO THE SCUDDER INTERNATIONAL FUND OR REVOCATIONS OF SUCH TRANSFER REQUESTS. We will not accept orders for transfers of your Account Balance to the Scudder International Fund or revocations of such transfer requests placed by any other means, including via our toll free 800 number or our web site, nor will we accept such transfer orders or revocations made, in writing and delivered by hand, fax or express delivery service to our Regional Office, our home office in New York, New York or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into the Scudder International Fund which are received at any Regional Office or the home office in New York. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into the Scudder International Fund only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. YOU MAY CONTINUE TO PLACE ORDERS FOR TRANSFERS OUT OF THE SCUDDER INTERNATIONAL FUND EITHER IN WRITING, BY CALLING OUR 800 NUMBER OR VIA OUR WEB SITE.

We reserve the right to modify or terminate the administrative rule for transfers to the Scudder International Fund and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Contractholders or Participants who in our view are repeatedly engaging in short-term trading through transfers of their Account Balances.

CONTACTING MUTUAL OF AMERICA

Our home office address is:

                    Mutual of America Life Insurance Company
                                 320 Park Avenue
                          New York, New York 10022-6839

You can obtain the address of your Regional Office by calling our toll-free number, 1-800-468-3785, or by visiting our web site, www.mutualofamerica.com.

Participants and Contractholders or employers must send in writing all notices, requests and elections required or permitted under the Contracts to the Regional Office except for certain matters such as the return of a certificate within the Cancellation Period--(see "CANCELLATION RIGHT"), certain other documents specified in the Contract or our communication to be returned directly to the home office in New York City and transfers into the Scudder International Fund, to be made by U.S.P.S. regular mail to our Boca Raton, Florida Financial Transaction

Processing Center (see "MARKET TIMING RESTRICTIONS"). You may give certain instructions by telephone or Internet, as described below.


WHERE YOU SHOULD DIRECT REQUESTS


You may request an allocation instruction change or a transfer of Account Balance among Investment Alternatives (except for transfers to the Scudder International Fund) by calling 1-800-468-3785, visiting our web site at www.mutualofamerica.com or writing to our Financial Transaction Processing Center. You must send requests for transfer of Account Balance to the Scudder International Fund or revocations of such requests by U.S.P.S. regular mail to our Financial Transaction Processing Center as instructed in "MARKET TIMING RESTRICTIONS," above. The address is:


                    Mutual of America Life Insurance Company
                     Financial Transaction Processing Center
                          1150 Broken Sound Parkway NW
                            Boca Raton, FL 33487-3598

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal request in writing to your Regional Office.


You must use our forms to submit written requests to us and incomplete, unclear or unsigned forms will be returned without action.


                             ADMINISTRATIVE MATTERS

CONFIRMATION STATEMENTS TO PARTICIPANTS


We will send you a confirmation statement for (a) each change in allocation instructions, except for those made via our website, (b) our receipt of a Deferred Compensation Amount for you, (c) your transfer among Investment Alternatives and (d) withdrawals. A confirmation statement for a Deferred Compensation Amount may be part of your next quarterly account statement. You must notify us of any error in a confirmation statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly statement that serves as the confirmation statement, or you will lose the right to have us correct the error.


DESIGNATION OF BENEFICIARY


You may designate a Beneficiary to receive any payments due upon your death, subject to any limits under a Plan or the Code. You may change the Beneficiary either before or after the Annuity Commencement Date, by providing us (or the Contractholder or employer when the Contractholder or employer has agreed to hold such information) with written notice of the change. The designation or change in designation will take effect as of the date we (or your Contractholder or employer, if applicable) receive notice, whether or not you are living at the time of such receipt. We will not be liable, however, for any payment or settlement we make before we receive the notice of Beneficiary or change of Beneficiary.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period, or when the Annuitant dies (and the Joint Annuitant, if any, dies) during the Annuity Period, unless your Plan provides otherwise we will pay a single sum payment or the commuted value of any remaining periodic payments to a Beneficiary or Beneficiaries determined under the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first class of Beneficiaries we find, in this order: your spouse; your children; your parents; and your brothers and sisters.


If we do not find family members in these classes, we will pay the executors or administrators of your estate.

CERTAIN ADMINISTRATIVE PROVISIONS

ASSIGNMENT OF CONTRACT. Contractholders and Participants may not assign or transfer a Contract or any rights under a Contract, except as otherwise required by law.

MODIFICATION OF CONTRACTS. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement of the change or waiver.

We may change a Contract at any time by amendment or replacement, upon not less than 31 days' written advance notice to the Contractholder, without the consent of any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change.

EVIDENCE OF SURVIVAL. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us.

MISSTATEMENT OF INFORMATION. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information. If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or overpayments, at the effective rate then required under State insurance law provisions.


INFORMATION AND DETERMINATION. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder, employer or Participant. A Contractholder should report to us any determination that the Contractholder or employer makes pursuant to the terms of the Plan. We may rely on reports and other information furnished by Contractholders, employers or Participants and are not obligated to inquire as to the accuracy or completeness of such reports and information.


PARTICIPATION IN DIVISIBLE SURPLUS

We are a mutual life insurance company and consequently have no stockholders. Participants share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such surplus is within the sole discretion of our Board of Directors.

                             FEDERAL TAX INFORMATION

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

OBTAINING TAX ADVICE

THE SUMMARY BELOW OF THE CURRENT FEDERAL TAX STATUS AND CONSEQUENCES FOR PARTICIPANTS UNDER THE CONTRACTS IS NOT COMPREHENSIVE AND IS FOR INFORMATION PURPOSES ONLY. TAX PROVISIONS AND REGULATIONS MAY CHANGE AT ANY TIME. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, and State and local tax treatment may not conform to Federal tax law. For these reasons, you or a Beneficiary should consult a qualified tax adviser for complete tax information.

TAXATION OF YOUR ACCOUNT BALANCE AND WITHDRAWALS


The general rule is that you must receive a payment under a Plan in order to be subject to income taxation. You do not include in your gross income any Deferred Compensation Amounts sent to us by the Contractholder, your employer, on your behalf, or interest or investment earnings we credit to your Account Balance, until you withdraw or otherwise receive such amounts, or you have them otherwise made available to you if your employer is a tax-exempt organization that is not a governmental unit.


When you receive a Plan distribution or Annuity Payments, the payment will be taxable to you as ordinary income.

THE CONTRACT

We offer the Contract for use with an eligible deferred compensation plan designed to meet the qualifications of Section 457(b) of the Code. Contractholders or employers are responsible for establishing and administering the Plan in accordance with Section 457. For example, a Contractholder or employer must comply with the limitations on the amounts you may defer and restrictions on withdrawals.


An eligible deferred compensation plan other than an eligible deferred compensation plan established by a governmental unit must provide that the Account Balances under the Contract shall remain solely the property of the Contractholder, subject only to the claims of the Contractholder's general creditors, until made available to you or your Beneficiary. Eligible deferred compensation plans established by governmental units must provide that all plan assets will be held for the exclusive benefit of plan participants in trusts or in custodial accounts or group annuity contracts that are treated as trusts under Section 457 of the Code. Such plan assets are not subject to the claims of the governmental unit's general creditors.


WITHHOLDING ON WITHDRAWALS AND OTHER PAYMENTS

If your employer is a tax-exempt organization that is not a governmental unit, amounts of Account Balance that you withdraw or receive as Annuity Payments generally are treated as wages for withholding purposes. We may be required to withhold various taxes, including Federal income tax, and in some circumstances Federal employment tax. In addition, certain states require us to withhold for state taxes if we withhold Federal taxes. The same rules generally apply to payments of death benefits. When you (or a Beneficiary) request withdrawals or Annuity Payments, you or the Beneficiary should ask the employer's deferred compensation board or committee about withholding requirements.


If your employer is a governmental unit, distributions are not treated as wages for withholding purposes and different withholding rules apply. Distributions normally will be subject to automatic 20% Federal income tax withholding, unless you elect to have us pay the withdrawal directly as a tax-free rollover to another eligible plan or an IRA, and except that withholding at a lower rate will apply in certain circumstances.


When you or a Beneficiary request withdrawals or Annuity Payments, we will provide detailed information and advise you or the Beneficiary of possible elections that may be made. You or the Beneficiary should carefully review this information.


If you withdraw any amounts that were previously rolled over to a 457 Plan of a Governmental unit from another type of plan or an IRA, a 10% Federal tax penalty may apply to the taxable portion of the withdrawal if you have not yet reached age 59 1/2.

             YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

             PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

MONEY MARKET FUND

From time to time, we may include quotations of the YIELD and EFFECTIVE YIELD of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

   - The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

   - The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses.


TOTAL RETURN OF FUNDS

From time to time, we include quotations of a Separate Account Fund's TOTAL RETURN in advertisements, sales literature or reports to Participants. Total return figures for a Fund show historical performance of a Fund assuming a hypothetical investment and that amounts under a Contract were allocated to the Underlying Fund when the Separate Account Fund commenced operations. Total return figures do not indicate future performance.

Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and the performance of its Underlying Fund, which reflects (among other things) changes in market conditions and the level of the Underlying Fund's expenses.

For a detailed description of the methods we use to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

                      FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Participants and/or the Contractholders, if required. We may:

   -  create new investment funds of the Separate Account at any time;

   - to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

   - transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

   - create additional separate accounts or combine any two or more accounts including the Separate Account;

   - transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

   - operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

   -  deregister the Separate Account under the 1940 Act; and

   - operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

                      DEFINITIONS WE USE IN THIS PROSPECTUS


ACCOUNT BALANCE--The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. As used in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance. We sometimes refer to Account Balance as "Account Value".


ACCUMULATION PERIOD--For a Participant, the period under a Contract when Deferred Compensation Amounts are made on behalf of a Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Balance in full before the Annuity Commencement Date.

ACCUMULATION UNIT--A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

ANNUITANT--A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date, if the Plan permits Annuity Payments. A Participant must be the Annuitant under a Contract, and a Beneficiary who has elected to receive a death benefit in the form of an annuity may be the Annuitant or name another person as the Annuitant. You or a Beneficiary also may name a joint Annuitant. We use the life expectancy of the Annuitant(s) as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.


ANNUITY COMMENCEMENT DATE--The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. You (or the Beneficiary entitled to a death benefit) select the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under Federal tax law provisions in certain circumstances. On the Annuity Commencement Date, your Account Balance is applied to provide Annuity Payments. Annuity Commencement Date is sometimes referred to as "Benefit Commencement Date" in a Contract.


ANNUITY PAYMENTS--A series of equal monthly payments from us to an Annuitant. The amount of the Annuity Payment will depend on your Account Balance on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the joint Annuitant, or for such other specified period as we may permit.

BENEFICIARY(IES)--The person(s) named by a Participant to receive (1) during the Accumulation Period, the death benefit under the Contract if the Participant dies, or (2) after the Annuity Commencement Date, any remaining Annuity Payments (or their commuted value) if the Annuitant dies and the joint Annuitant, if any, dies.

CODE--The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

CONTRACT(S)--One (or more) of the group variable accumulation annuity contracts described in this Prospectus.

CONTRACTHOLDER--An entity to which we have issued a Contract, which generally will be the employer, agent or trustee of a trust established under a Plan. The employer must be a Governmental unit or an organization exempt from Federal income taxation under the Code.

DEFERRED COMPENSATION AMOUNTS (OR AMOUNTS)--Amounts deferred from a Participant's compensation under a Plan and sent to us on the Participant's behalf and amounts the Contractholder or employer sends on behalf of the Participant in addition to the Participant's deferrals of salary.


EMPLOYER--A governmental unit or other organization exempt from federal income taxation under the Code (except a church, as defined in the Code) that established a Plan. This term is not always capitalized.

ERISA--The Employee Retirement Income Security Act of 1974, as amended.


FIDELITY PORTFOLIOS--The Equity-Income, Contrafund and Asset Manager Portfolios of the Variable Insurance Products Funds.


FUND (OR SEPARATE ACCOUNT FUND)--One of the subaccounts of the Separate Account. Each Fund is named for the Underlying Fund in which it invests.

GENERAL ACCOUNT (OR INTEREST ACCUMULATION ACCOUNT)--Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the INTEREST ACCUMULATION ACCOUNT, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.


GOVERNMENTAL UNIT--A State, a political subdivision of a State, an agency or instrumentality of a State, or an agency or instrumentality of a political subdivision of a State.


HOTLINE--This term includes the new "Hotline Plus" system.

INVESTMENT ALTERNATIVES (OR INVESTMENT FUNDS)--The General Account and the Funds of the Separate Account. You may allocate your Deferred Compensation Amounts and transfer your Account Balance among the Investment Alternatives, subject to any limitations under your Plan.


INVESTMENT COMPANY--Mutual of America Investment Corporation.

PARTICIPANT--An employee or former employee who has entered into a salary reduction agreement with a Contractholder and for whom we have received Deferred Compensation Amounts under a Plan. The agreement must specify the amount of earnings to be considered a Deferred Compensation Amount under the Plan.

PLAN--An eligible deferred compensation plan meeting the requirements of Section 457(b) of the Code.

SCUDDER PORTFOLIOS--The following three portfolios of the Scudder Variable Series I: the Capital Growth Portfolio, the Bond Portfolio and the International Portfolio.

SEPARATE ACCOUNT--Mutual of America Separate Account No. 2, a separate account established by us to receive and invest amounts contributed under variable accumulation annuity contracts and other variable contracts. The assets of the Separate Account are set aside and kept separate from our other assets.


SEPARATE ACCOUNT FUND--See definition of "Fund", above.

UNDERLYING FUNDS--Currently, twenty funds or portfolios in which the Separate Account Funds are invested.

VALUATION DAY--Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

VALUATION PERIOD--A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.


WE, US, OUR, MUTUAL OF AMERICA--Refer to Mutual of America Life Insurance
Company.

YOU, YOUR--Refer to a Participant.

                     OUR STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more information about the Contracts and our operations. It also contains the most recent audited financial statements of Separate Account No. 2 and Mutual of America.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Distribution of the Contracts
Calculation of Accumulation Unit Values
Yield and Performance Information
Safekeeping of Separate Account Assets
State Regulation
Periodic Reports
Legal Proceedings
Legal Matters
Experts
Additional Information
Financial Statements

HOW TO OBTAIN A STATEMENT OF ADDITIONAL INFORMATION


You may receive a copy of the Statement of Additional Information at no charge by calling 1-800-468-3785 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.


The Securities and Exchange Commission has an Internet web site at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's semi-annual and annual financial statement reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, Washington, DC 20549-6009.

(PLEASE CUT HERE)
--------------------------------------------------------------------------------

To: Mutual of America Life Insurance Company


Please send me a copy of the Statement of Additional Information dated May 1, 2004 for the Section 457 Plan Contract offered by Mutual of America. My name and address are as follows:


             --------------------------------------------------------
             Name

             --------------------------------------------------------
             Street Address

             --------------------------------------------------------
             City                            State          Zip

                                   APPENDIX A

              UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS


The tables below show changes in Accumulation Unit values and in the number of units outstanding for each Separate Account Fund for the ten year period (or from the commencement of operations if less) to December 31, 2003. KPMG LLP, the Funds' independent auditor, has audited the information below for the years ended December 31, 2003, and 2002 and another independent auditor, which has ceased operations, audited the information for each of the eight years ended December 31, 2001. The Separate Account's financial statements for the year ended December 31, 2003, along with KPMG LLP's report thereon, are available to you free of charge by calling 1-800-468-3785.


We calculate Accumulation Unit values from the net asset values of the Underlying Funds. The All America Fund (previously called the Stock Fund) of the Investment Company changed its name and its investment objectives and policies and added subadvisers on May 1, 1994. Prior to March 2002, the Calvert Social Balanced Portfolio had a different subadviser.


                                                                  INVESTMENT COMPANY EQUITY INDEX FUND
                                           ---------------------------------------------------------------------------------
                                             2003         2002        2001        2000        1999        1998        1997
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    2.06   $    2.67   $    3.07   $    3.41   $    2.86   $    2.26   $    1.72
                                           =========   =========   =========   =========   =========   =========   =========
Unit value, end of year                    $    2.62   $    2.06   $    2.67   $    3.07   $    3.41   $    2.86   $    2.26
                                           =========   =========   =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                    122,328     110,153     109,580     109,982     112,735      94,019      68,462
                                           =========   =========   =========   =========   =========   =========   =========

                                          INVESTMENT COMPANY EQUITY INDEX FUND
                                           ---------------------------------
                                              1996        1995       1994
                                           ---------   ---------   ---------
Unit value, beginning of year              $    1.42   $    1.05   $    1.05
                                           =========   =========   =========
Unit value, end of year                    $    1.72   $    1.42   $    1.05
                                           =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     35,660      17,109       4,644
                                           =========   =========   =========

                                                                  INVESTMENT COMPANY ALL AMERICA FUND
                                           ---------------------------------------------------------------------------------
                                             2003         2002        2001        2000        1999        1998        1997
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    5.96   $    7.74   $    9.46   $   10.05   $    8.09   $    6.76   $    5.39
                                           =========   =========   =========   =========   =========   =========   =========
Unit value, end of year                    $    7.85   $    5.96   $    7.74   $    9.46   $   10.05   $    8.09   $    6.76
                                           =========   =========   =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     42,508      41,572      44,755      47,895      48,014      49,275      51,312
                                           =========   =========   =========   =========   =========   =========   =========

                                          INVESTMENT COMPANY ALL AMERICA FUND
                                           ---------------------------------
                                              1996        1995       1994
                                           ---------   ---------   ---------
Unit value, beginning of year              $    4.52   $    3.35   $    3.36
                                           =========   =========   =========
Unit value, end of year                    $    5.39   $    4.52   $    3.35
                                           =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     49,798      43,620      38,669
                                           =========   =========   =========

                                                              INVESTMENT COMPANY
                                                           MID-CAP EQUITY INDEX FUND
                                           ---------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                           ---------   ---------   ---------   ---------   ---------
Unit value, beginning of period            $    1.05   $    1.25   $    1.28   $    1.11   $    1.00
                                           =========   =========   =========   =========   =========
Unit value, end of period                  $    1.41   $    1.05   $    1.25   $    1.28   $    1.11
                                           =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of period                   91,187      64,271      49,342      37,752       3,431
                                           =========   =========   =========   =========   =========

                                                              INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
                                           ---------------------------------------------------------------------------------
                                             2003         2002        2001        2000        1999        1998        1997
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year       $    1.95   $    2.47   $    2.79   $    2.85   $    2.02   $    2.15   $    1.80
                                           =========   =========   =========   =========   =========   =========   =========
Unit value, end of period/year             $    2.69   $    1.95   $    2.47   $    2.79   $    2.85   $    2.02   $    2.15
                                           =========   =========   =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of period/year              90,102      79,680      76,011      75,043      62,123      63,176      71,468
                                           =========   =========   =========   =========   =========   =========   =========

                                           INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
                                           -----------------------------------------
                                              1996           1995            1994
                                           -----------    -----------    -----------
Unit value, beginning of period/year       $      1.43    $      1.05    $      1.00
                                           ===========    ===========    ===========
Unit value, end of period/year             $      1.80    $      1.43    $      1.05
                                           ===========    ===========    ===========
Thousands of accumulation units
 outstanding, end of period/year                49,800         20,858          9,145
                                           ===========    ===========    ===========

                                                                   INVESTMENT COMPANY COMPOSITE FUND
                                           ---------------------------------------------------------------------------------
                                             2003         2002        2001        2000        1999        1998        1997
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    4.46   $    4.87   $    5.52   $    5.61   $    4.93   $    4.36   $    3.75
                                           =========   =========   =========   =========   =========   =========   =========
Unit value, end of year                    $    5.23   $    4.46   $    4.87   $    5.52   $    5.61   $    4.93   $    4.36
                                           =========   =========   =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     43,988      45,392      50,607      54,447      56,404      59,833      61,359
                                           =========   =========   =========   =========   =========   =========   =========
                                           INVESTMENT COMPANY COMPOSITE FUND
                                           ---------------------------------
                                              1996        1995       1994
                                           ---------   ---------   ---------
Unit value, beginning of year              $    3.39   $    2.82   $    2.95
                                           =========   =========   =========
Unit value, end of year                    $    3.75   $    3.39   $    2.82
                                           =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     66,715      70,558      73,239
                                           =========   =========   =========

                                                                     INVESTMENT COMPANY BOND FUND
                                           ---------------------------------------------------------------------------------
                                             2003         2002        2001        2000        1999        1998        1997
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    3.78   $    3.57   $    3.31   $    3.07   $    3.17   $    3.00   $    2.75
                                           =========   =========   =========   =========   =========   =========   =========
Unit value, end of year                    $    3.99   $    3.78   $    3.57   $    3.31   $    3.07   $    3.17   $    3.00
                                           =========   =========   =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     22,484      22,509      20,932      13,899      14,287      17,746      12,671
                                           =========   =========   =========   =========   =========   =========   =========

                                             INVESTMENT COMPANY BOND FUND
                                           ---------------------------------
                                              1996        1995       1994
                                           ---------   ---------   ---------
Unit value, beginning of year              $    2.69   $    2.28   $    2.39
                                           =========   =========   =========
Unit value, end of year                    $    2.75   $    2.69   $    2.28
                                           =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     12,548      12,083      10,601
                                           =========   =========   =========

                                                                 INVESTMENT COMPANY MID-TERM BOND FUND
                                           ---------------------------------------------------------------------------------
                                             2003         2002        2001        2000        1999        1998        1997
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    1.64   $    1.51   $    1.38   $    1.32   $    1.32   $    1.26   $    1.19
                                           =========   =========   =========   =========   =========   =========   =========
Unit value, end of year                    $    1.67   $    1.64   $    1.51   $    1.38   $    1.32   $    1.32   $    1.26
                                           =========   =========   =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     30,102      39,713      21,035       5,922       6,037       7,325       4,478
                                           =========   =========   =========   =========   =========   =========   =========

                                         INVESTMENT COMPANY MID-TERM BOND FUND
                                           ---------------------------------
                                              1996        1995       1994
                                           ---------   ---------   ---------
Unit value, beginning of year              $    1.16   $    1.01   $    1.06
                                           =========   =========   =========
Unit value, end of year                    $    1.19   $    1.16   $    1.01
                                           =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                      3,828       2,848       1,444
                                           =========   =========   =========

                                                              INVESTMENT COMPANY SHORT-TERM BOND FUND
                                           ---------------------------------------------------------------------------------
                                             2003         2002        2001        2000        1999        1998        1997
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    1.52   $    1.46   $    1.37   $    1.28   $    1.24   $    1.19   $    1.14
                                           =========   =========   =========   =========   =========   =========   =========
Unit value, end of year                    $    1.53   $    1.52   $    1.46   $    1.37   $    1.28   $    1.24   $    1.19
                                           =========   =========   =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     12,497      12,521       7,825       4,649       3,604       3,164       2,355
                                           =========   =========   =========   =========   =========   =========   =========

                                           INVESTMENT COMPANY SHORT-TERM BOND FUND
                                           ---------------------------------------
                                               1996         1995           1994
                                           -----------   -----------   -----------
Unit value, beginning of year              $      1.10   $      1.03   $      1.03
                                           ===========   ===========   ===========
Unit value, end of year                    $      1.14   $      1.10   $      1.03
                                           ===========   ===========   ===========
Thousands of accumulation units
 outstanding, end of year                        2,129         1,447         1,132
                                           ===========   ===========   ===========

                                                                 INVESTMENT COMPANY MONEY MARKET FUND
                                           ---------------------------------------------------------------------------------
                                             2003         2002        2001        2000        1999        1998        1997
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    2.30   $    2.28   $    2.22   $    2.11   $    2.03   $    1.95   $    1.87
                                           =========   =========   =========   =========   =========   =========   =========
Unit value, end of year                    $    2.30   $    2.30   $    2.28   $    2.22   $    2.11   $    2.03   $    1.95
                                           =========   =========   =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     24,188      26,791      27,210      25,658      20,766      19,121      16,831
                                           =========   =========   =========   =========   =========   =========   =========

                                             INVESTMENT COMPANY MONEY MARKET FUND
                                           ---------------------------------------
                                               1996         1995           1994
                                           -----------   -----------   -----------
Unit value, beginning of year              $      1.80   $      1.72   $      1.68
                                           ===========   ===========   ===========
Unit value, end of year                    $      1.87   $      1.80   $      1.72
                                           ===========   ===========   ===========
Thousands of accumulation units
 outstanding, end of year                       17,511        17,502        17,653
                                           ===========   ===========   ===========

                                                           INVESTMENT COMPANY
                                           ---------------------------------------------------
                                                2003              2003              2003
                                           ---------------   ---------------   ---------------
                                             CONSERVATIVE        MODERATE         AGGRESSIVE
                                           ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND
                                           ---------------   ---------------   ---------------
Unit value, beginning of period            $          1.00   $          1.00   $          1.00
                                           ===============   ===============   ===============
Unit value, end of period                  $          1.05   $          1.11   $          1.19
                                           ===============   ===============   ===============
Thousands of accumulation units
 outstanding, end of period                          2,009             9,849             6,511
                                           ===============   ===============   ===============

                                                                           SCUDDER BOND FUND
                                           ---------------------------------------------------------------------------------
                                             2003         2002        2001        2000        1999        1998        1997
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $   15.58   $   14.60   $   13.94   $   12.73   $   13.02   $   12.37   $   11.48
                                           =========   =========   =========   =========   =========   =========   =========
Unit value, end of year                    $   16.22   $   15.58   $   14.60   $   13.94   $   12.73   $   13.02   $   12.37
                                           =========   =========   =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                      2,539       2,660       2,500       1,630       1,558       1,757       1,484
                                           =========   =========   =========   =========   =========   =========   =========

                                                   SCUDDER BOND FUND
                                           ---------------------------------
                                              1996        1995       1994
                                           ---------   ---------   ---------
Unit value, beginning of year              $   11.30   $    9.69   $   10.32
                                           =========   =========   =========
Unit value, end of year                    $   11.48   $   11.30   $    9.69
                                           =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                      1,362       1,269       1,169
                                           =========   =========   =========

                                                                      SCUDDER CAPITAL GROWTH FUND
                                           ---------------------------------------------------------------------------------
                                             2003         2002        2001        2000        1999        1998        1997
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $   24.10   $   34.34   $   42.97   $   48.17   $   36.07   $   29.64   $   22.11
                                           =========   =========   =========   =========   =========   =========   =========
Unit value, end of year                    $   30.30   $   24.10   $   34.34   $   42.97   $   48.17   $   36.07   $   29.64
                                           =========   =========   =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     10,133       9,954      10,896      11,501      11,582      11,462      11,094
                                           =========   =========   =========   =========   =========   =========   =========

                                              SCUDDER CAPITAL GROWTH FUND
                                           ---------------------------------
                                              1996        1995       1994
                                           ---------   ---------   ---------
Unit value, beginning of year              $   18.64   $   14.67   $   16.46
                                           =========   =========   =========
Unit value, end of year                    $   22.11   $   18.64   $   14.67
                                           =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                      9,266       8,556       8,121
                                           =========   =========   =========

                                                                       SCUDDER INTERNATIONAL FUND
                                           ---------------------------------------------------------------------------------
                                             2003         2002        2001        2000        1999        1998        1997
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $   11.10   $   13.72   $   20.02   $   25.83   $   16.93   $   14.46   $   13.43
                                           =========   =========   =========   =========   =========   =========   =========
Unit value, end of year                    $   14.05   $   11.10   $   13.72   $   20.02   $   25.83   $   16.93   $   14.46
                                           =========   =========   =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                      7,014       7,089       7,619       8,335       8,486       8,004       8,205
                                           =========   =========   =========   =========   =========   =========   =========

                                              SCUDDER INTERNATIONAL FUND
                                           ---------------------------------
                                              1996        1995       1994
                                           ---------   ---------   ---------
Unit value, beginning of year              $   11.85   $   10.80   $   11.06
                                           =========   =========   =========
Unit value, end of year                    $   13.43   $   11.85   $   10.80
                                           =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                      7,688       7,269       8,610
                                           =========   =========   =========

                                                             AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                           ---------------------------------------------------------------------------------
                                             2003         2002        2001        2000        1999        1998        1997
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $   10.52   $   13.44   $   18.82   $   17.40   $   10.69   $   11.04   $   11.53
                                           =========   =========   =========   =========   =========   =========   =========
Unit value, end of year                    $   12.59   $   10.52   $   13.44   $   18.82   $   17.40   $   10.69   $   11.04
                                           =========   =========   =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                      5,419       5,416       6,086       7,184       3,394       3,303       4,510
                                           =========   =========   =========   =========   =========   =========   =========

                                           AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                           ---------------------------------------------
                                                1996            1995            1994
                                           -------------   -------------   -------------
Unit value, beginning of year              $       12.18   $        9.39   $        9.61
                                           =============   =============   =============
Unit value, end of year                    $       11.53   $       12.18   $        9.39
                                           =============   =============   =============
Thousands of accumulation units
 outstanding, end of year                          7,264           8,061           6,361
                                           =============   =============   =============

                                                                     CALVERT SOCIAL BALANCED FUND
                                           ---------------------------------------------------------------------------------
                                             2003         2002        2001        2000        1999        1998        1997
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Unit value, beginning of year              $    2.59   $    2.98   $    3.23   $    3.37   $    3.04   $    2.65   $    2.23
                                           =========   =========   =========   =========   =========   =========   =========
Unit value, end of year                    $    3.07   $    2.59   $    2.98   $    3.23   $    3.37   $    3.04   $    2.65
                                           =========   =========   =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     19,878      17,942      17,463      17,238      16,041      14,257      12,479
                                           =========   =========   =========   =========   =========   =========   =========

                                             CALVERT SOCIAL BALANCED FUND
                                           ---------------------------------
                                              1996        1995       1994
                                           ---------   ---------   ---------
Unit value, beginning of year              $    2.01   $    1.57   $    1.64
                                           =========   =========   =========
Unit value, end of year                    $    2.23   $    2.01   $    1.57
                                           =========   =========   =========
Thousands of accumulation units
 outstanding, end of year                     10,713       7,849       5,986
                                           =========   =========   =========

                                                                    FIDELITY VIP EQUITY-INCOME FUND
                                           ---------------------------------------------------------------------------------
                                             2003         2002        2001        2000        1999        1998        1997
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year       $   26.89   $   32.63   $   34.61   $   32.21   $   30.65   $   27.77   $   21.93
                                           =========   =========   =========   =========   =========   =========   =========
Unit value, end of period/year             $   34.76   $   26.89   $   32.63   $   34.61   $   32.21   $   30.65   $   27.77
                                           =========   =========   =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of period/year               5,113       4,437       4,275       3,753       4,213       4,018       3,491
                                           =========   =========   =========   =========   =========   =========   =========

                                           FIDELITY VIP EQUITY-INCOME FUND
                                           -------------------------------
                                                1996             1995
                                           --------------   --------------
Unit value, beginning of period/year       $        19.43   $        16.30
                                           ==============   ==============
Unit value, end of period/year             $        21.93   $        19.43
                                           ==============   ==============
Thousands of accumulation units
 outstanding, end of period/year                    2,342              728
                                           ==============   ==============

                                                                       FIDELITY VIP CONTRAFUND
                                           ---------------------------------------------------------------------------------
                                             2003         2002        2001        2000        1999        1998        1997
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year       $   23.27   $   25.88   $   29.73   $   32.13   $   26.16   $   20.36   $   16.59
                                           =========   =========   =========   =========   =========   =========   =========
Unit value, end of period/year             $   29,66   $   23.27   $   25.88   $   29.73   $   32.13   $   26.16   $   20.36
                                           =========   =========   =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of period/year               9,496       8,844       8,695       8,742       8,430       6,742       5,656
                                           =========   =========   =========   =========   =========   =========   =========

                                          FIDELITY VIP CONTRAFUND
                                           ---------------------
                                              1996        1995
                                           ---------   ---------
Unit value, beginning of period/year       $   13.85   $   11.43
                                           =========   =========
Unit value, end of period/year             $   16.59   $   13.85
                                           =========   =========
Thousands of accumulation units
 outstanding, end of period/year               3,880       1,792
                                           =========   =========

                                                                    FIDELITY VIP ASSET MANAGER FUND
                                           ---------------------------------------------------------------------------------
                                             2003         2002        2001        2000        1999        1998        1997
                                           ---------   ---------   ---------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year       $   21.65   $   23.91   $   25.14   $   26.40   $   24.04   $   21.14   $   17.72
                                           =========   =========   =========   =========   =========   =========   =========
Unit value, end of period/year             $   25.34   $   21.65   $   23.91   $   25.14   $   26.40   $   24.04   $   21.14
                                           =========   =========   =========   =========   =========   =========   =========
Thousands of accumulation units
 outstanding, end of period/year               2,739       2,288       2,114       1,908       1,747       1,488       1,150
                                           =========   =========   =========   =========   =========   =========   =========

                                           FIDELITY VIP ASSET MANAGER FUND
                                           -------------------------------
                                                1996             1995
                                           --------------   --------------
Unit value, beginning of period/year       $        15.66   $        14.04
                                           ==============   ==============
Unit value, end of period/year             $        17.72   $        15.66
                                           ==============   ==============
Thousands of accumulation units
 outstanding, end of period/year                      613              184
                                           ==============   ==============


The dates the Funds of the Separate Account commenced operation are as follows:


Investment Company Money Market, All America, Bond and Composite Funds--January 1, 1985; Scudder Capital Growth, Bond and International Funds and American Century VP Capital Appreciation Fund--January 3, 1989; Calvert Social Balanced Fund--May 13, 1991; Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds--February 5, 1993; Investment Company Aggressive Equity Fund--May 2, 1994; Fidelity VIP Equity-Income Fund and Fidelity VIP Contra and Asset Manager Funds--May 1, 1995; and Investment Company Mid-Cap Equity Index Fund--May 3, 1999; Investment Company Conservative, Moderate and Aggressive Allocation Funds--May 20, 2003.

                                 PRIVACY NOTICE

WE ARE PROVIDING THIS PRIVACY NOTICE ON BEHALF OF MUTUAL OF AMERICA LIFE INSURANCE COMPANY AND ITS SEPARATE ACCOUNTS. BY LAW, WE HAVE THE RIGHT TO MODIFY THIS POLICY AT ANY TIME, BUT IF WE DO CHANGE IT, WE WILL NOTIFY YOU IN ADVANCE. UNDER APPLICABLE LAWS AND REGULATIONS, WE ARE REQUIRED TO SEND YOU OUR PRIVACY NOTICE ON AN ANNUAL BASIS.

INFORMATION COLLECTION

   - We collect and use information about you in order to provide you with insurance, annuity, and pension products and services.

   - We obtain most of this information directly from you, primarily from the applications you complete when you apply for our products or services and from transactions you have with us. If we need additional information, we may obtain it from other parties including employers, adult family members, other insurers, consumer reporting agencies and medical providers.

INFORMATION PROTECTION

   - To guard your personal information, we maintain physical, electronic and procedural safeguards that comply with federal and state laws and regulations.

   - All of our employees are required to protect the confidentiality of our customers' personal information, and they may not access that information unless there is a legitimate business reason for doing so, such as responding to a customer request.

   - Our strict policies for protecting personal information apply to current and former customers.

   - Our Web Site privacy policy can be found on the Internet at www.mutualofamerica.com.

   - We have appointed a senior officer of the Company to monitor compliance with the Company's Privacy Policy.

INFORMATION DISCLOSURE

   -  We will not sell your personal information to anyone.


   - We will not disclose your personal information to anyone, including our affiliates and subsidiaries, for marketing purposes.

   - We will not disclose your personal information to anyone, including our affiliates and subsidiaries, except as permitted by law. For example, we may disclose your personal information to our affiliates, subsidiaries and any other entities that provide services to us so that we can effect, maintain, or administer your business and respond to your questions or requests.

It is our policy that the recipients of such information shall protect the information and use it only for the purpose provided.


FOR MORE INFORMATION


If you have any questions about Mutual of America's privacy policy, please contact us at: 1-800-468-3785, or write to us at 320 Park Avenue, New York, NY 10022-6839.

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839
www.mutualofamerica.com

                       STATEMENT OF ADDITIONAL INFORMATION

                               FOR THE SECTION 457
                  PLAN VARIABLE ACCUMULATION ANNUITY CONTRACTS

                                    Issued By
                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                 320 Park Avenue

                          New York, New York 10022-6839

                                   Through its

                             SEPARATE ACCOUNT NO. 2

This Statement of Additional Information expands upon subjects we discuss in the current Prospectus for the Section 457 Plan variable accumulation annuity contract CONTRACTS) that we offer.


You may obtain a copy of the Prospectus, dated May 1, 2004, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839,Attn: Eldon Wonacott. The prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND YOU SHOULD READ IT IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

                                TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
     Distribution of the Contracts                                        2
     Calculation of Accumulation Unit Values                              2
     Yield and Performance Information                                    3
     Safekeeping of Separate Account Assets                               7
     State Regulation                                                     7
     Periodic Reports                                                     7
     Legal Proceedings                                                    8
     Legal Matters                                                        8
     Experts                                                              8
     Additional Information                                               8
     Financial Statements                                                 9


DATED: MAY 1,2004

                          DISTRIBUTION OF THE CONTRACTS

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary. We also serve as principal underwriter of the Contracts.


We are registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.


                     CALCULATION OF ACCUMULATION UNIT VALUES

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a) the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

(b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, Scudder, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a) the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

(b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

----------
* The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

                       YIELD AND PERFORMANCE INFORMATION

MONEY MARKET FUND


Regulations adopted by the SEC require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called YIELD. The SEC also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the EFFECTIVE YIELD.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:


A. YIELD is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B. EFFECTIVE YIELD is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

     Effective Yield = [(Base Period Return +1) (TO THE POWER  OF 365/7)] - 1.


The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2003 was .11%. (This return reflects the imposition of the $2 monthly charge.)


Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

BOND FUNDS

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and Scudder Bond Fund in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.

FUNDS OTHER THAN MONEY MARKET

From time to time, we may include quotations of a Fund's TOTAL RETURN in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

     T = (ERV/P) (TO THE POWER OF 1/n) - 1

Where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
     ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B. CUMULATIVE TOTAL RETURN is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

     C = (ERV/P) - 1.

Where:

     C = Cumulative Total Return
     P = hypothetical initial payment of $1,000
     ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                          AVERAGE ANNUAL TOTAL RETURN*

                       FOR PERIODS ENDED DECEMBER 31, 2003



FUND                                            ONE YEAR    FIVE YEARS     TEN YEARS    LIFE OF FUND    INCEPTION DATE
----                                            --------    ----------     ---------    ------------    --------------
Investment Company Equity Index                     27.2%         (1.7)%         9.6%            9.0%      02/05/93
Investment Company All America                      31.8%         (0.6)%         8.9%           11.2%      01/01/85
Investment Company Mid-Cap Equity
   Index                                            34.0%          N/A           N/A             7.7%      05/03/99
Investment Company Aggressive Equity                38.1%          6.0%          N/A            10.8%      05/02/94
Investment Company Composite                        17.2%          1.2%          5.9%            6.7%      01/01/85
Investment Company Bond                              5.8%          4.7%          5.3%            7.3%      01/01/85
Investment Company Mid-Term Bond                     1.9%          4.7%          4.6%            4.8%      02/05/93
Investment Company Short-Term Bond                   0.8%          4.2%          4.0%            4.0%      02/05/93
Conservative Allocation                              N/A           N/A           N/A             4.7%      05/20/03
Moderate Allocation                                  N/A           N/A           N/A            11.1%      05/20/03
Aggressive Allocation                                N/A           N/A           N/A            18.6%      05/20/03
Scudder Capital Growth                              25.7%         (3.4)%         6.3%            8.9%      01/03/89
Scudder Bond                                         4.1%          4.5%          4.6%            6.4%      01/03/89
Scudder International                               26.6%         (3.7)%         2.4%            5.6%      01/03/89
Fidelity VIP Equity-Income                          29.3%          2.6%          9.1%            9.1%      05/01/95
Fidelity VIP Contra                                 27.4%          2.5%         11.6%           11.6%      05/01/95
Fidelity VIP Asset Manager                          17.0%          1.1%          7.0%            7.1%      05/01/95
Calvert Social Balanced                             18.2%          0.2%          6.5%            6.9%      05/13/91
American Century VP Capital
   Appreciation                                     19.7%          3.3%          2.7%            6.2%      01/03/89


                            CUMULATIVE TOTAL RETURNS*

                       FOR PERIODS ENDED DECEMBER 31, 2003



FUND                                            ONE YEAR    FIVE YEARS     TEN YEARS    LIFE OF FUND    INCEPTION DATE
----                                            --------    ----------     ---------    ------------    --------------
Investment Company Equity Index                     27.2%         (8.4)%       150.2%          162.4%      02/05/93
Investment Company All America                      31.8%         (3.0)%       133.8%          644.6%      01/01/85
Investment Company Mid-Cap Equity Index             34.0%          N/A           N/A            41.3%      05/03/99
Investment Company Aggressive Equity                38.1%         33.5%          N/A           169.0%      05/02/94
Investment Company Composite                        17.2%          6.2%         77.4%          245.3%      01/01/85
Investment Company Bond                              5.8%         26.0%         67.5%          278.9%      01/01/85
Investment Company Mid-Term Bond                     1.9%         25.9%         57.3%           66.7%      02/05/93
Investment Company Short-Term Bond                   0.8%         22.8%         48.1%           52.9%      02/05/93
Conservative Allocation                              N/A           N/A           N/A             4.7%      05/20/03
Moderate Allocation                                  N/A           N/A           N/A            11.1%      05/20/03
Aggressive Allocation                                N/A           N/A           N/A            18.6%      05/20/03
Scudder Capital Growth                              25.7%        (16.0)%        84.1%          257.0%      01/03/89
Scudder Bond                                         4.1%         24.6%         57.3%          154.3%      01/03/89
Scudder International                               26.6%        (17.0)%        27.0%          126.6%      01/03/89
Fidelity VIP Equity-Income                          29.3%         13.4%        113.1%          113.3%      05/01/95
Fidelity VIP Contra                                 27.9%         13.4%        159.3%          159.4%      05/01/95
Fidelity VIP Asset Manager                          17.0%          5.4%         80.4%           80.5%      05/01/95
Calvert Social Balanced                             18.2%          0.9%         87.0%          132.8%      05/13/91
American Century VP Capital Appreciation            19.7%         17.9%         31.0%          147.9%      01/03/89


----------

* Returns reflect the deduction of actual charges in effect for the periods shown.

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date. The commencement dates are for the Funds in Separate Account No. 2.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as a cost per $1,000 based on the average Account Balance for all of our TVIF Contracts. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of your Account Balance held in any of the Funds of the Separate Account would experience a higher total return than shown above. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above and the Separate Account Fund from which the fee was deducted would illustrate a lower total return than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(1)  Investment Company Money Market Fund,

(2)  Investment Company Short-Term Bond Fund,

(3)  Investment Company Mid-Term Bond Fund,

(4)  Investment Company Bond Fund,

(5)  Scudder Bond Fund,

(6)  Investment Company Composite Fund,


(7)  Fidelity VIP Asset Manager(SM) Fund,


(8)  Calvert Social Balanced Fund,

(9)  Fidelity VIP Equity-Income Fund,

(10) Investment Company All America Fund,

(11) Investment Company Equity Index Fund,

(12) Investment Company Mid-Cap Equity Index Fund,


(13) Fidelity VIP Contrafund,(R)


(14) Investment Company Aggressive Equity Fund,

(15) Scudder Capital Growth Fund,

(16) Scudder International Fund, and

(17) American Century VP Capital Appreciation Fund.

(18) Conservative Allocation Fund

(19) Moderate Allocation Fund

(20) Aggressive Allocation Fund

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

                                STATE REGULATION


We are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we do business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and records are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.


The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

                                PERIODIC REPORTS

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1) Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

     -    the allocation of contributed amounts to the Separate and General
          Accounts;

     - the date Deferred Compensation was deducted from your salary or the Contribution was made; and

     -    the date the amount was credited to your account.

(2)  Interest accrued on amounts allocated for you to the General Account.

(3) The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account; and

(4) The total amounts of all withdrawals and transfers from the General Account and each Fund.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

                                LEGAL PROCEEDINGS

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

                                  LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts and certain legal matters relating to Federal securities laws, have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America.

                                     EXPERTS


The financial statements of Separate Account No. 2 and the consolidated statutory financial statements of Mutual of America Life Insurance Company ("Mutual of America") as of and for the year ended December 31, 2003 have been included herein in reliance upon the reports of KPMG LLP, independent auditors, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                             ADDITIONAL INFORMATION


We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, concerning to the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the SEC. The SEC has an Internet web site at http://www.sec.gov, or you may write to the SEC's Public Reference Section, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

                              FINANCIAL STATEMENTS


The financial statements of Separate Account No. 2 as of December 31, 2003 and of Mutual of America Life Insurance Company as of December 31, 2003 and December 31, 2002, have been audited by our independent auditors KPMG LLP, New York, New York, as stated in the independent auditors' report appearing herein. The financial statements are included in this Statement of Additional Information in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2003 are included as follows:



                                                              PAGE
                                                              ----
     Independent Auditors' Report                               10
     Statement of Assets and Liabilities                        11
     Statement of Operations                                    14
     Statements of Changes in Net Assets                        16
     Financial Highlights                                       20
     Notes to Financial Statements                              29



You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account. Financial Statements of Mutual of America for 2003 and 2002 are included as follows:



                                                               PAGE
                                                               ----
     Independent Auditors' Report                                32
     Consolidated Statements of Financial Condition              33
     Consolidated Statements of Operations and Surplus           34
     Consolidated Statements of Cash Flows                       35
     Notes to Consolidated Financial Statements                  36

                          INDEPENDENT AUDITORS' REPORT

To The Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 2:

We have audited the accompanying statement of assets and liabilities of Mutual of America Separate Account No. 2 (comprised of the sub-accounts listed in note
1) (collectively, "the Separate Account") as of December 31, 2003, and the related statement of operations for each of the periods in the year then ended, changes in net assets and the financial highlights for each of the periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Separate Account's accompanying financial highlights for each of the years or periods in the three-year period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report thereon dated February 20, 2002, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the Separate Account No. 2 as of December 31, 2003, and the results of their operations for each of the periods in the year then ended, changes in their net assets and the financial highlights for each of the periods in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


New York, New York
February 24, 2004

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                                                           INVESTMENT COMPANY
                                                     ---------------------------------------------------------------
                                                                                                          MID-CAP
                                                     MONEY MARKET      ALL AMERICA    EQUITY INDEX     EQUITY INDEX
                                                         FUND             FUND            FUND             FUND
                                                     -------------    -------------   -------------    -------------
Assets:
Investments in Mutual of America Investment
   Corporation at market value
   (Cost:
   Money Market Fund--$56,588,806
   All America Fund--$351,582,180
   Equity Index Fund--$304,603,147
   Mid-Cap Equity Index Fund--$117,892,945)
   (Notes 1 and 2)                                   $  55,672,101    $ 333,223,016   $ 321,521,107    $ 135,771,998
Due From (To) Mutual of America General Account            (47,180)         495,514        (545,775)      (6,934,944)
                                                     -------------    -------------   -------------    -------------
Net Assets                                           $  55,624,921    $ 333,718,530   $ 320,975,332    $ 128,837,054
                                                     =============    =============   =============    =============
Unit Value at December 31, 2003                      $        2.30    $        7.85   $        2.62    $        1.41
                                                     =============    =============   =============    =============
Number of Units Outstanding at December 31, 2003        24,188,198       42,508,113     122,327,765       91,186,638
                                                     =============    =============   =============    =============

                                                                           INVESTMENT COMPANY
                                                     ---------------------------------------------------------------
                                                         BOND          SHORT-TERM       MID-TERM         COMPOSITE
                                                         FUND           BOND FUND       BOND FUND          FUND
                                                     -------------    -------------   -------------    -------------
Assets:
Investments in Mutual of America Investment
   Corporation at market value
   (Cost:
   Bond Fund--$94,500,869
   Short-Term Bond Fund--$19,489,140
   Mid-Term Bond Fund--$50,224,212
   Composite Fund--$270,079,855)
   (Notes 1 and 2)                                   $  90,010,301    $  19,110,589   $  50,203,492    $ 230,382,649
Due From (To) Mutual of America General Account           (188,237)          (8,650)        (35,476)        (245,870)
                                                     -------------    -------------   -------------    -------------
Net Assets                                           $  89,822,064    $  19,101,939   $  50,168,016    $ 230,136,779
                                                     =============    =============   =============    =============
Unit Value at December 31, 2003                      $        3.99    $        1.53   $        1.67    $        5.23
                                                     =============    =============   =============    =============
Number of Units Outstanding at December 31, 2003        22,484,065       12,497,425      30,101,923       43,987,749
                                                     =============    =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                                                                           INVESTMENT COMPANY
                                                     ---------------------------------------------------------------
                                                       AGGRESSIVE     CONSERVATIVE      MODERATE        AGGRESSIVE
                                                        EQUITY          ALLOCATION     ALLOCATION       ALLOCATION
                                                         FUND             FUND            FUND             FUND
                                                     -------------    -------------   -------------    -------------
Assets:
Investments in Mutual of America Investment
   Corporation at market value
   (Cost:
   Aggressive Equity Fund--$232,267,833
   Conservative Allocation Fund--$2,042,826
   Moderate Allocation Fund--$10,577,334
   Aggressive Allocation Fund--$7,246,034)
   (Notes 1 and 2)                                   $ 247,098,804    $   2,026,140   $  10,807,324    $   7,602,651
Due From (To) Mutual of America General Account         (4,565,988)          77,753         135,471          119,412
                                                     -------------    -------------   -------------    -------------
Net Assets                                           $ 242,532,816    $   2,103,893   $  10,942,795    $   7,722,063
                                                     =============    =============   =============    =============
Unit Value at December 31, 2003                      $        2.69    $        1.05   $        1.11    $        1.19
                                                     =============    =============   =============    =============
Number of Units Outstanding at December 31, 2003        90,101,578        2,008,814       9,848,694        6,510,636
                                                     =============    =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                                                                                         AMERICAN
                                                                        SCUDDER                           CENTURY
                                                     ----------------------------------------------    -------------
                                                                         CAPITAL                        VP CAPITAL
                                                         BOND            GROWTH       INTERNATIONAL    APPRECIATION
                                                         FUND             FUND            FUND             FUND
                                                     -------------    -------------   -------------    -------------
Assets:
Investments in Scudder Portfolios and
   American Century VP Capital Appreciation
   Fund at market value
   (Cost:
   Scudder Bond Fund--$40,023,086
   Scudder Capital Growth Fund--$352,360,054
   Scudder International Fund--$90,195,410
   American Century VP Capital
    Appreciation Fund--$89,890,779)
   (Notes 1 and 2)                                   $  41,201,244    $ 307,092,149   $  98,535,735    $  68,202,258
Due From (To) Mutual of America General
   Account                                                  (9,449)          (3,042)          3,623           47,823
                                                     -------------    -------------   -------------    -------------
Net Assets                                           $  41,191,795    $ 307,089,107   $  98,539,358    $  68,250,081
                                                     =============    =============   =============    =============
Unit Value at December 31, 2003                      $       16.22    $       30.30   $       14.05    $       12.59
                                                     =============    =============   =============    =============
Number of Units Outstanding at December 31, 2003         2,539,403       10,133,313       7,013,574        5,419,233
                                                     =============    =============   =============    =============

                                                        CALVERT                          FIDELITY
                                                     -------------    -----------------------------------------------
                                                        SOCIAL             VIP             VIP              VIP
                                                       BALANCED       EQUITY-INCOME      CONTRA       ASSET MANAGER(SM)
                                                         FUND             FUND           FUND(R)             FUND
                                                     -------------    -------------   -------------    --------------
Assets:
Investments in Calvert Social Balanced
   Portfolio and Fidelity Portfolios at market
   value (Cost:
   Calvert Social Balanced Fund--$64,143,208
   VIP Equity-Income Fund--$160,575,492
   VIP II Contra Fund--$254,473,247
   VIP II Asset Manager Fund--$72,722,878)
   (Notes 1 and 2)                                   $  61,003,911    $ 177,754,848   $ 281,629,571    $  69,417,980
Due From (To) Mutual of America General
   Account                                                 (16,195)         (11,758)         (1,467)          (6,049)
                                                     -------------    -------------   -------------    -------------
Net Assets                                           $  60,987,716    $ 177,743,090   $ 281,628,104    $  69,411,931
                                                     =============    =============   =============    =============
Unit Value at December 31, 2003                      $        3.07    $       34.76   $       29.66    $       25.34
                                                     =============    =============   =============    =============
Number of Units Outstanding at December 31, 2003        19,877,755        5,113,453       9,495,788        2,739,126
                                                     =============    =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                (EXCEPT AS NOTED)

                                                                      INVESTMENT COMPANY
                                 ---------------------------------------------------------------------------------------------
                                                                                   MID-CAP
                                 MONEY MARKET     ALL AMERICA     EQUITY INDEX   EQUITY INDEX        BOND         SHORT-TERM
                                     FUND            FUND            FUND            FUND            FUND          BOND FUND
                                 -------------   -------------   -------------   -------------   -------------   -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income                $     581,193   $   2,326,262   $   4,097,327   $     885,319   $   4,640,871   $     646,559
                                 -------------   -------------   -------------   -------------   -------------   -------------
Expenses (Note 3):
  Fees and administrative
    expenses                           617,484       2,678,924       2,542,353         819,996         952,719         223,131
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income (Loss)           (36,291)       (352,662)      1,554,974          65,323       3,688,152         423,428
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Realized and Unrealized
  Gain (Loss) on Investments
  (Note 1):
  Net realized gain (loss)
    on investments                    (206,159)    (18,956,991)    (12,258,787)       (172,598)       (563,670)         34,676
  Net unrealized appreciation
    (depreciation) of
    investments                        155,771      97,852,527      75,766,237      26,561,374       1,742,530        (353,889)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Realized and Unrealized
  Gain (Loss) on Investments           (50,388)     78,895,536      63,507,450      26,388,776       1,178,860        (319,213)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets Resulting From
  Operations                     $     (86,679)  $  78,542,874   $  65,062,424   $  26,454,099   $   4,867,012   $     104,215
                                 =============   =============   =============   =============   =============   =============

                                                                      INVESTMENT COMPANY
                                 ---------------------------------------------------------------------------------------------
                                                                   AGGRESSIVE    CONSERVATIVE      MODERATE       AGGRESSIVE
                                   MID-TERM        COMPOSITE        EQUITY        ALLOCATION      ALLOCATION      ALLOCATION
                                   BOND FUND         FUND            FUND           FUND (a)        FUND (a)       FUND (a)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income                $   2,294,235   $   5,472,537   $          --   $      78,624   $     329,149   $     167,598
                                 -------------   -------------   -------------   -------------   -------------   -------------
Expenses (Note 3):
  Fees and administrative
  expenses                             655,050       2,060,641       1,707,624           8,503          32,704          22,076
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income (Loss)         1,639,185       3,411,896      (1,707,624)         70,121         296,445         145,522
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Realized and Unrealized
  Gain (Loss) on Investments
  (Note 1):
  Net realized gain (loss)
    on investments                   1,079,404      (4,237,393)     (4,861,137)          3,447          17,345          43,505
  Net unrealized appreciation
    (depreciation) of
    investments                     (1,662,091)     34,618,060      67,529,033         (16,686)        229,990         356,617
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Realized and Unrealized
  Gain (Loss) on Investments          (582,687)     30,380,667      62,667,896         (13,239)        247,335         400,122
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets Resulting From
  Operations                     $   1,056,498   $  33,792,563   $  60,960,272   $      56,882   $     543,780   $     545,644
                                 =============   =============   =============   =============   =============   =============

----------
(a)  For the period May 20, 2003 (Commencement of Operations) to December 31,
     2003.

   The accompanying notes are an integral part of these financial statements.

                                                                                                         AMERICAN
                                                                        SCUDDER                          CENTURY
                                                     ----------------------------------------------    -------------
                                                                        CAPITAL                         VP CAPITAL
                                                         BOND           GROWTH        INTERNATIONAL    APPRECIATION
                                                         FUND            FUND             FUND             FUND
                                                     -------------   -------------    -------------    -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income                                    $   1,761,631    $   1,126,223   $     623,849    $          --
                                                     -------------    -------------   -------------    -------------
Expenses (Note 3):
  Fees and administrative expenses                         441,400        2,484,833         754,241          405,229
                                                     -------------    -------------   -------------    -------------
Net Investment Income (Loss)                             1,320,231       (1,358,610)       (130,392)        (405,229)
                                                     -------------    -------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments (Note 1):
  Net realized gain (loss) on investments                  122,667      (10,899,138)     (3,180,242)      (6,453,336)
  Net unrealized appreciation (depreciation)
    of investments                                         184,897       73,927,023      23,938,669       17,947,502
                                                     -------------    -------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments                                              307,564       63,027,885      20,758,427       11,494,166
                                                     -------------    -------------   -------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting From Operations                          $   1,627,795    $  61,669,275   $  20,628,035    $  11,088,937
                                                     =============    =============   =============    =============

                                                        CALVERT                         FIDELITY
                                                     -------------   -----------------------------------------------
                                                        SOCIAL            VIP             VIP              VIP
                                                       BALANCED      EQUITY-INCOME       CONTRA       ASSET MANAGER(SM)
                                                         FUND            FUND            FUND(R)           FUND
                                                     -------------   -------------    -------------    -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income                                    $   1,083,309    $   2,356,580   $   1,024,288    $   1,915,204
                                                     -------------    -------------   -------------    -------------
Expenses (Note 3):
  Fees and administrative expenses                         554,547        1,278,238       1,949,845          561,185
                                                     -------------    -------------   -------------    -------------
Net Investment Income (Loss)                               528,762        1,078,342        (925,557)       1,354,019
                                                     -------------    -------------   -------------    -------------
Net Realized and Unrealized Gain (Loss)
  on Investments (Note 1):
  Net realized gain (loss) on investments                 (310,698)      (1,411,145)      1,493,659         (458,929)
  Net unrealized appreciation (depreciation)
    of investments                                       8,715,804       38,367,937      57,852,129        8,345,289
                                                     -------------    -------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments                                            8,405,106       36,956,792      59,345,788        7,886,360
                                                     -------------    -------------   -------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting From Operations                          $   8,933,868    $  38,035,134   $  58,420,231    $   9,240,379
                                                     =============    =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      INVESTMENT COMPANY
                                 ---------------------------------------------------------------------------------------------
                                       MONEY MARKET FUND               ALL AMERICA FUND                EQUITY INDEX FUND
                                 -----------------------------   -----------------------------   -----------------------------
                                     2003            2002            2003            2002            2003            2002
                                 -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Net
  Assets:
From Operations:
  Net investment income (loss)   $     (36,291)  $     266,705   $    (352,662)  $    (393,609)  $   1,554,974   $   1,561,006
  Net realized gain (loss) on
    investments                       (206,159)     (1,431,636)    (18,956,991)    (32,500,097)    (12,258,787)    (36,261,658)
  Net unrealized appreciation
    (depreciation) of
    investments                        155,771       1,382,713      97,852,527     (47,368,004)     75,766,237     (34,788,477)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in net
  assets resulting from
  operations                           (86,679)        217,782      78,542,874     (80,261,710)     65,062,424     (69,489,129)
                                 -------------   -------------   -------------   -------------   -------------   -------------
From Unit Transactions:
  Contributions                     11,726,992      11,885,836      27,440,461      28,345,754      39,428,338      42,796,882
  Withdrawals                       (8,756,295)     (9,499,711)    (23,652,103)    (25,277,423)    (21,403,940)    (20,917,802)
  Net transfers                     (8,821,621)     (3,213,697)      3,811,354     (21,732,312)     10,594,437     (18,130,484)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) from
  unit transactions                 (5,850,924)       (827,572)      7,599,712     (18,663,981)     28,618,835       3,748,596
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets                            (5,937,603)       (609,790)     86,142,586     (98,925,691)     93,681,259     (65,740,533)
Net Assets:
Beginning of Year                   61,562,524      62,172,314     247,575,944     346,501,635     227,294,073     293,034,606
                                 -------------   -------------   -------------   -------------   -------------   -------------
End of Year                      $  55,624,921   $  61,562,524   $ 333,718,530   $ 247,575,944   $ 320,975,332   $ 227,294,073
                                 =============   =============   =============   =============   =============   =============

                                                                      INVESTMENT COMPANY
                                 ---------------------------------------------------------------------------------------------
                                           MID-CAP                                                        SHORT-TERM
                                       EQUITY INDEX FUND                  BOND FUND                        BOND FUND
                                 -----------------------------   -----------------------------   -----------------------------
                                     2003            2002            2003            2002            2003            2002
                                 -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Net
  Assets:
From Operations:
  Net investment income (loss)   $      65,323   $     638,292   $   3,688,152   $   6,047,799   $     423,428   $     349,098
  Net realized gain (loss) on
    investments                       (172,598)     (8,737,695)       (563,670)       (920,742)         34,676          11,725
  Net unrealized appreciation
    (depreciation) of
    investments                     26,561,374      (8,599,353)      1,742,530        (900,966)       (353,889)        174,963
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in net
  assets resulting from
  operations                        26,454,099     (16,698,756)      4,867,012       4,226,091         104,215         535,786
                                 -------------   -------------   -------------   -------------   -------------   -------------
From Unit Transactions:
  Contributions                     17,409,724      18,231,408      17,029,255      14,093,174       5,104,061       4,113,499
  Withdrawals                       (6,600,482)     (6,966,866)     (9,203,298)     (8,159,067)     (2,642,177)     (1,909,591)
  Net transfers                     23,812,655      11,300,803      (7,875,983)        133,844      (2,443,150)      4,845,577
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) from
  unit transactions                 34,621,897      22,565,345         (50,026)      6,067,951          18,734       7,049,485
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets                            61,075,996       5,866,589       4,816,986      10,294,042         122,949       7,585,271
Net Assets:
Beginning of Year                   67,761,058      61,894,469      85,005,078      74,711,036      18,978,990      11,393,719
                                 -------------   -------------   -------------   -------------   -------------   -------------
End of Year                      $ 128,837,054   $  67,761,058   $  89,822,064   $  85,005,078   $  19,101,939   $  18,978,990
                                 =============   =============   =============   =============   =============   =============

   The accompanying notes are an integral part of these financial statements.

                                                                      INVESTMENT COMPANY
                                 ---------------------------------------------------------------------------------------------
                                      MID-TERM BOND FUND                COMPOSITE FUND               AGGRESSIVE EQUITY FUND
                                 -----------------------------   -----------------------------   -----------------------------
                                     2003            2002            2003            2002            2003            2002
                                 -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Net
  Assets:
From Operations:
  Net investment income (loss)   $   1,639,185   $   1,221,732   $   3,411,896   $   5,257,385   $  (1,707,624)  $  (1,722,550)
  Net realized gain (loss) on
    investments                      1,079,404         139,928      (4,237,393)     (8,581,685)     (4,861,137)    (11,554,013)
  Net unrealized appreciation
    (depreciation) of
    investments                     (1,662,091)      1,870,260      34,618,060     (16,458,207)     67,529,033     (30,648,086)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in net
  assets resulting from
  operations                         1,056,498       3,231,920      33,792,563     (19,782,507)     60,960,272     (43,924,649)
                                 -------------   -------------   -------------   -------------   -------------   -------------
From Unit Transactions:
  Contributions                     15,368,412      10,189,565      16,786,693      17,188,826      28,951,020      31,349,735
  Withdrawals                       (6,606,074)     (4,882,460)    (18,732,871)    (21,992,438)    (14,634,583)    (15,037,477)
  Net transfers                     24,631,384)     24,774,071      (4,370,683)    (19,221,969)     11,974,074      (5,034,393)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) from
  unit transactions                (15,869,046)     30,081,176      (6,316,861)    (24,025,581)     26,290,511      11,277,865
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets                           (14,812,548)     33,313,096      27,475,702     (43,808,088)     87,250,783     (32,646,784)
Net Assets:
Beginning of Year                   64,980,564      31,667,468     202,661,077     246,469,165     155,282,033     187,928,817
                                 -------------   -------------   -------------   -------------   -------------   -------------
End of Year                      $  50,168,016   $  64,980,564   $ 230,136,779   $ 202,661,077   $ 242,532,816   $ 155,282,033
                                 =============   =============   =============   =============   =============   =============

                                                                        INVESTMENT COMPANY
                                                 ------------------------------------------------------------------
                                                     CONSERVATIVE             MODERATE              AGGRESSIVE
                                                   ALLOCATION FUND        ALLOCATION FUND        ALLOCATION FUND
                                                 --------------------   --------------------   --------------------
                                                    FOR THE PERIOD         FOR THE PERIOD         FOR THE PERIOD
                                                     MAY 20, 2003           MAY 20, 2003           MAY 20, 2003
                                                    (COMMENCEMENT          (COMMENCEMENT          (COMMENCEMENT
                                                    OF OPERATIONS)         OF OPERATIONS)         OF OPERATIONS)
                                                 TO DECEMBER 31, 2003   TO DECEMBER 31, 2003   TO DECEMBER 31, 2003
                                                 --------------------   --------------------   --------------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss)                   $             70,121   $            296,445   $            145,522
  Net realized gain (loss) on investments                       3,447                 17,345                 43,505
  Net unrealized appreciation (depreciation)
    of investments                                            (16,686)               229,990                356,617
                                                 --------------------   --------------------   --------------------
Net Increase (Decrease) in Net Assets
  resulting from operations                                    56,882                543,780                545,644
                                                 --------------------   --------------------   --------------------
From Unit Transactions:
  Contributions                                               573,579              3,050,872              2,048,436
  Withdrawals                                                 (62,176)              (406,594)              (260,464)
  Net transfers                                             1,535,608              7,754,737              5,388,447
                                                 --------------------   --------------------   --------------------
Net Increase (Decrease) from unit transactions              2,047,011             10,399,015              7,176,419
                                                 --------------------   --------------------   --------------------
Net Increase (Decrease) in Net Assets                       2,103,893             10,942,795              7,722,063
Net Assets:
Beginning of Period                                                --                     --                     --
                                                 --------------------   --------------------   --------------------
End of Period                                    $          2,103,893   $         10,942,795   $          7,722,063
                                                 ====================   ====================   ====================

   The accompanying notes are an integral part of these financial statements.

                                                                            SCUDDER
                                 ---------------------------------------------------------------------------------------------
                                           BOND FUND                  CAPITAL GROWTH FUND             INTERNATIONAL FUND
                                 -----------------------------   -----------------------------   -----------------------------
                                     2003            2002            2003            2002            2003            2002
                                 -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Net
  Assets:
From Operations:
  Net investment income (loss)   $   1,320,231   $   1,611,319   $  (1,358,610)  $  (1,750,534)  $    (130,392)  $    (101,286)
  Net realized gain (loss) on
    investments                        122,667          41,325     (10,899,138)    (30,428,019)     (3,180,242)      2,823,774
  Net unrealized appreciation
    (depreciation) of
    investments                        184,897         659,499      73,927,023     (77,783,144)     23,938,669     (16,930,624)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in net
  assets resulting from
  operations                         1,627,795       2,312,143      61,669,275    (109,961,697)     20,628,035     (14,208,136)
                                 -------------   -------------   -------------   -------------   -------------   -------------
From Unit Transactions:
  Contributions                      8,094,416       6,250,976      30,417,724      36,251,724      10,884,858      11,835,269
  Withdrawals                       (4,304,222)     (3,713,719)    (23,130,779)    (26,136,151)     (8,062,048)     (7,700,018)
  Net transfers                     (5,666,634)         76,369      (1,764,117)    (34,433,365)     (3,580,261)    (15,775,874)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) from
  unit transactions                 (1,876,440)      2,613,626       5,522,828     (24,317,792)       (757,451)    (11,640,623)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets                              (248,645)      4,925,769      67,192,103    (134,279,489)     19,870,584     (25,848,759)
Net Assets:
Beginning of Year                   41,440,440      36,514,671     239,897,004     374,176,493      78,668,774     104,517,533
                                 -------------   -------------   -------------   -------------   -------------   -------------
End of Year                      $  41,191,795   $  41,440,440   $ 307,089,107   $ 239,897,004   $  98,539,358   $  78,668,774
                                 =============   =============   =============   =============   =============   =============

                                                           AMERICAN CENTURY                      CALVERT
                                                     ------------------------------   ------------------------------
                                                              VP CAPITAL                         SOCIAL
                                                           APPRECIATION FUND                  BALANCED FUND
                                                     ------------------------------   ------------------------------
                                                         2003            2002             2003             2002
                                                     -------------    -------------   -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss)                       $    (405,229)   $    (452,854)  $     528,762    $     845,853
  Net realized gain (loss) on investments               (6,453,336)     (12,486,285)       (310,698)        (704,432)
  Net unrealized appreciation (depreciation) of
    investments                                         17,947,502       (4,082,608)      8,715,804       (7,083,629)
                                                     -------------    -------------   -------------    -------------
Net Increase (Decrease) in net assets resulting
  from operations                                       11,088,937      (17,021,747)      8,933,868       (6,942,208)
                                                     -------------    -------------   -------------    -------------
From Unit Transactions:
  Contributions                                          7,923,516       10,004,929       8,838,652        8,812,504
  Withdrawals                                           (4,979,253)      (5,435,359)     (4,064,036)      (3,547,443)
  Net transfers                                         (2,766,981)     (12,359,542)        723,979       (3,812,363)
                                                     -------------    -------------   -------------    -------------
Net Increase (Decrease) from unit transactions             177,282       (7,789,972)      5,498,595        1,452,698
                                                     -------------    -------------   -------------    -------------
Net Increase (Decrease) in Net Assets                   11,266,219      (24,811,719)     14,432,463       (5,489,510)
Net Assets:
Beginning of Year                                       56,983,862       81,795,581      46,555,253       52,044,763
                                                     -------------    -------------   -------------    -------------
End of Year                                          $  68,250,081    $  56,983,862   $  60,987,716    $  46,555,253
                                                     =============    =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                                                                           FIDELITY
                                 ---------------------------------------------------------------------------------------------
                                              VIP                            VIP                              VIP
                                         EQUITY INCOME                      CONTRA                      ASSET MANAGER(SM)
                                             FUND                           FUND(R)                          FUND
                                 -----------------------------   -----------------------------   -----------------------------
                                      2003            2002            2003            2002            2003            2002
                                 -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Net
  Assets:
From Operations:
  Net investment income (loss)   $   1,078,342   $   4,049,431   $    (925,557)  $     (48,887)  $   1,354,019   $   1,385,251
  Net realized gain (loss) on
    investments                     (1,411,145)     (8,170,522)      1,493,659     (10,079,700)       (458,929)     (1,062,143)
  Net unrealized appreciation
    (depreciation) of
    investments                     38,367,937     (22,412,108)     57,852,129     (13,371,300)      8,345,289      (5,493,407)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in net
  assets resulting from
   operations                       38,035,134     (26,533,199)     58,420,231     (23,499,887)      9,240,379      (5,170,299)
                                 -------------   -------------   -------------   -------------   -------------   -------------
From Unit Transactions:
  Contributions                     23,173,914      24,183,195      33,354,314      33,217,095      11,950,968      12,005,262
  Withdrawals                      (12,135,445)    (12,253,609)    (19,410,144)    (18,781,531)     (5,475,735)     (4,649,787)
  Net transfers                      9,373,538      (5,607,465)      3,438,816     (10,141,456)      4,158,874      (3,204,026)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) from
  unit transactions                 20,412,007       6,322,121      17,382,986       4,294,108      10,634,107       4,151,449
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net
  Assets                            58,447,141     (20,211,078)     75,803,217     (19,205,779)     19,874,486      (1,018,850)
Net Assets:
Beginning of Year                  119,295,949     139,507,027     205,824,887     225,030,666      49,537,445      50,556,295
                                 -------------   -------------   -------------   -------------   -------------   -------------
End of Year                      $ 177,743,090   $ 119,295,949   $ 281,628,104   $ 205,824,887   $  69,411,931   $  49,537,445
                                 =============   =============   =============   =============   =============   =============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                              FINANCIAL HIGHLIGHTS

Pursuant to the provisions of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"), disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements. The Guide requires the data be presented for fiscal years beginning after December 15, 2000. Consequently, the financial highlights section which follows limits the required disclosures to the years ended December 31, 2003, 2002 and 2001. Data shown for any of the preceding two years (1999-2000) were previously disclosed in the "Notes to Financial Statements--Financial Highlights" following the financial statements.

                                                                  INVESTMENT COMPANY MONEY MARKET FUND
                                                -------------------------------------------------------------------------
                                                                        YEARS ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003            2002            2001            2000          1999
---------------------------------------------   -----------     -----------     -----------     -----------   -----------
Unit value, beginning of year                   $      2.30     $      2.28     $      2.22     $      2.11   $      2.03
                                                ===========     ===========     ===========     ===========   ===========
Unit value, end of year                         $      2.30     $      2.30     $      2.28     $      2.22   $      2.11
                                                ===========     ===========     ===========     ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           26,791          27,210          25,658
Units Issued (000's) (1)                             13,445          45,360          71,518
Units Redeemed (000's) (1)                          (16,048)        (45,779)        (69,966)
                                                -----------     -----------     -----------
Units Outstanding (000's), end of year               24,188          26,791          27,210          25,658        20,766
                                                ===========     ===========     ===========     ===========   ===========
Net Assets (000's) (1)                          $    55,625     $    61,563     $    62,172
                                                ===========     ===========     ===========
Expense Ratio (A) (1)                                  0.90%           0.90%           0.90%
                                                ===========     ===========     ===========
Investment Income Ratio (B) (1)                         1.0%            1.5%            5.3%
                                                ===========     ===========     ===========
Total Return (C) (1)                                    0.1%            0.6%            3.0%
                                                ===========     ===========     ===========

                                                                  INVESTMENT COMPANY ALL AMERICA FUND
                                                -------------------------------------------------------------------------
                                                                        YEARS ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003            2002            2001            2000          1999
---------------------------------------------   -----------     -----------     -----------     -----------   -----------
Unit value, beginning of year                   $      5.96     $      7.74     $      9.46     $     10.05   $      8.09
                                                ===========     ===========     ===========     ===========   ===========
Unit value, end of year                         $      7.85     $      5.96     $      7.74     $      9.46   $     10.05
                                                ===========     ===========     ===========     ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           41,572          44,755          47,895
Units Issued (000's) (1)                             17,434          19,155          21,460
Units Redeemed (000's) (1)                          (16,498)        (22,338)        (24,600)
                                                -----------     -----------     -----------
Units Outstanding (000's), end of year               42,508          41,572          44,755          47,895        48,014
                                                ===========     ===========     ===========     ===========   ===========
Net Assets (000's) (1)                          $   333,719     $   247,576     $   346,502
                                                ===========     ===========     ===========
Expense Ratio (A) (1)                                  0.90%           0.90%           0.90%
                                                ===========     ===========     ===========
Investment Income Ratio (B) (1)                         0.8%            0.8%            0.4%
                                                ===========     ===========     ===========
Total Return (C) (1)                                   31.8%          -23.1%          -18.1%
                                                ===========     ===========     ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                  INVESTMENT COMPANY EQUITY INDEX FUND
                                                -------------------------------------------------------------------------
                                                                        YEARS ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003            2002            2001            2000          1999
---------------------------------------------   -----------     -----------     -----------     -----------   -----------
Unit value, beginning of year                   $      2.06     $      2.67     $      3.07     $      3.41   $      2.86
                                                ===========     ===========     ===========     ===========   ===========
Unit value, end of year                         $      2.62     $      2.06     $      2.67     $      3.07   $      3.41
                                                ===========     ===========     ===========     ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                          110,153         109,580         109,982
Units Issued (000's) (1)                            131,832         111,439         107,487
Units Redeemed (000's) (1)                         (119,657)       (110,866)       (107,889)
                                                -----------     -----------     -----------
Units Outstanding (000's), end of year              122,328         110,153         109,580         109,982       112,735
                                                ===========     ===========     ===========     ===========   ===========
Net Assets (000's) (1)                          $   320,975     $   227,294     $   293,035
                                                ===========     ===========     ===========
Expense Ratio (A) (1)                                  0.90%           0.90%           0.90%
                                                ===========     ===========     ===========
Investment Income Ratio (B) (1)                         1.6%            1.6%            3.3%
                                                ===========     ===========     ===========
Total Return (C) (1)                                   27.2%          -22.8%          -13.0%
                                                ===========     ===========     ===========

                                                                         INVESTMENT COMPANY
                                                                      MID-CAP EQUITY INDEX FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999*
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      1.05    $      1.25    $      1.28    $      1.11   $      1.00
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      1.41    $      1.05    $      1.25    $      1.28   $      1.11
                                                ===========    ===========    ===========    ===========   ===========

Units outstanding (000's), beginning of
  year (1)                                           64,271         49,342         37,752
Units Issued (000's) (1)                            134,122        180,415        125,401
Units Redeemed (000's) (1)                         (107,206)      (165,486)      (113,811)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               91,187         64,271         49,342         37,752         3,431
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   128,837    $    67,761    $    61,894
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         1.0%           1.8%           2.8%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   34.0%         -16.0%          -2.0%
                                                ===========    ===========    ===========

----------
*    Commenced operation May 3, 1999.
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                    INVESTMENT COMPANY BOND FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      3.78    $      3.57    $      3.31    $      3.07   $      3.17
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      3.99    $      3.78    $      3.57    $      3.31   $      3.07
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           22,509         20,932         13,899
Units Issued (000's) (1)                             13,116         13,207         15,756
Units Redeemed (000's) (1)                          (13,141)       (11,630)        (8,723)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               22,484         22,509         20,932         13,899        14,287
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    89,822    $    85,005    $    74,711
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         5.0%           9.0%          10.5%
                                                ===========    ===========    ===========
Total Return (C) (1)                                    5.8%           5.8%           7.8%
                                                ===========    ===========    ===========

                                                              INVESTMENT COMPANY SHORT-TERM BOND FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      1.52    $      1.46    $      1.37    $      1.28   $      1.24
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      1.53    $      1.52    $      1.46    $      1.37   $      1.28
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           12,521          7,825          4,649
Units Issued (000's) (1)                             10,241         10,451          6,928
Units Redeemed (000's) (1)                          (10,265)        (5,755)        (3,752)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               12,497         12,521          7,825          4,649         3,604
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    19,102    $    18,979    $    11,394
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         3.3%           3.5%           6.4%
                                                ===========    ===========    ===========
Total Return (C) (1)                                    0.8%           4.1%           6.5%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                INVESTMENT COMPANY MID-TERM BOND FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      1.64    $      1.51    $      1.38    $      1.32   $      1.32
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      1.67    $      1.64    $      1.51    $      1.38   $      1.32
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           39,713         21,035          5,922
Units Issued (000's) (1)                             21,886         41,929         26,104
Units Redeemed (000's) (1)                          (31,497)       (23,251)       (10,991)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               30,102         39,713         21,035          5,922         6,037
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    50,168    $    64,981    $    31,667
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         3.7%           4.2%           5.7%
                                                ===========    ===========    ===========
Total Return (C) (1)                                    1.9%           8.7%           9.5%
                                                ===========    ===========    ===========

                                                                  INVESTMENT COMPANY COMPOSITE FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      4.46    $      4.87    $      5.52    $      5.61   $      4.93
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      5.23    $      4.46    $      4.87    $      5.52   $      5.61
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           45,392         50,607         54,447
Units Issued (000's) (1)                              5,455          5,327          5,576
Units Redeemed (000's) (1)                           (6,859)       (10,542)        (9,416)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               43,988         45,392         50,607         54,447        56,404
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   230,137    $   202,661    $   246,469
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%         0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         2.6%           3.3%          3.7%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   17.2%          -8.3%         -11.8%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                              INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of Period/Year            $      1.95    $      2.47    $      2.79    $      2.85   $      2.02
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of Period/Year                  $      2.69    $      1.95    $      2.47    $      2.79   $      2.85
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  Period/Year (1)                                    79,680         76,011         75,043
Units Issued (000's) (1)                             50,404         57,813         44,630
Units Redeemed (000's) (1)                          (39,982)       (54,144)       (43,662)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of Period/
  Year                                               90,102         79,680         76,011         75,043        62,123
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   242,533    $   155,282    $   187,929
                                                ===========    ===========    ===========
Expense Ratio (A) (D) (1)                              0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (D) (1)                      --             --            0.5%
                                                ===========    ===========    ===========
Total Return (C) (E) (1)                               38.1%         -21.2%         -11.4%
                                                ===========    ===========    ===========

                                                         INVESTMENT COMPANY
                                               ------------------------------------------
                                               CONSERVATIVE     MODERATE     AGGRESSIVE
                                                ALLOCATION     ALLOCATION    ALLOCATION
                                                   FUND*          FUND*         FUND*
                                               ------------   ------------   ------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2003          2003
---------------------------------------------  ------------   ------------   ------------
Unit value, beginning of Period/Year           $       1.05   $       1.05   $       1.05
                                               ============   ============   ============
Unit value, end of Period/Year                 $       1.05   $       1.11   $       1.19
                                               ============   ============   ============
Units outstanding (000's), beginning of
  Period/Year (1)                                        --             --             --
Units Issued (000's) (1)                              3,737         13,383          9,770
Units Redeemed (000's) (1)                           (1,728)        (3,534)        (3,259)
                                               ------------   ------------   ------------
Units Outstanding (000's), end of Period/
  Year                                                2,009          9,849          6,511
                                               ============   ============   ============
Net Assets (000's) (1)                         $      2,104   $     10,943   $      7,722
                                               ============   ============   ============
Expense Ratio (A) (D) (1)                              0.90%          0.90%          0.90%
                                               ============   ============   ============
Investment Income Ratio (B) (D) (1)                     9.0%           9.6%           7.3%
                                               ============   ============   ============
Total Return (C) (E) (1)                                4.7%          11.1%          18.6%
                                               ============   ============   ============

----------
*    For the period May 20, 2003 (Commencement of Operations) to December 31,
     2003.
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.
(D)  Annualized for periods less than one year.
(E)  Not annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.

                                                                           SCUDDER BOND FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     15.58    $     14.60    $     13.94    $     12.73   $     13.02
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     16.22    $     15.58    $     14.60    $     13.94   $     12.73
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            2,660          2,500          1,630
Units Issued (000's) (1)                              1,046          1,517          2,625
Units Redeemed (000's) (1)                           (1,167)        (1,357)        (1,755)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                2,539          2,660          2,500          1,630         1,558
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    41,192    $    41,440    $    36,515
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         4.1%           5.5%           4.2%
                                                ===========    ===========    ===========
Total Return (C) (1)                                    4.1%           6.7%           4.8%
                                                ===========    ===========    ===========

                                                                      SCUDDER CAPITAL GROWTH FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     24.10    $     34.34    $     42.97    $     48.17   $     36.07
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     30.30    $     24.10    $     34.34    $     42.97   $     48.17
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            9,954         10,896         11,501
Units Issued (000's) (1)                              3,244          4,909          3,964
Units Redeemed (000's) (1)                           (3,065)        (5,851)        (4,569)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               10,133          9,954         10,896         11,501        11,582
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   307,089    $   239,897    $   374,176
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         0.4%           0.3%          13.1%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   25.7%         -29.8%         -20.1%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                      SCUDDER INTERNATIONAL FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     11.10    $     13.72    $     20.02    $     25.83   $     16.93
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     14.05    $     11.10    $     13.72    $     20.02   $     25.83
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            7,089          7,619          8,335
Units Issued (000's) (1)                              3,476         87,282        179,759
Units Redeemed (000's) (1)                           (3,551)       (87,812)      (180,475)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                7,014          7,089          7,619          8,335         8,486
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    98,539    $    78,669    $   104,518
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         0.8%           0.8%          20.2%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   26.6%         -19.1%         -31.5%
                                                ===========    ===========    ===========

                                                                         AMERICAN CENTURY
                                                ----------------------------------------------------------------------
                                                                     VP CAPITAL APPRECIATION FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     10.52    $     13.44    $     18.82    $     17.40   $     10.69
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     12.59    $     10.52    $     13.44    $     18.82   $     17.40
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            5,416          6,086          7,184
Units Issued (000's) (1)                              2,198          2,635          8,755
Units Redeemed (000's) (1)                           (2,195)        (3,305)        (9,853)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                5,419          5,416          6,086          7,184         3,394
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    68,250    $    56,984    $    81,796
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.65%          0.65%         0.70%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                          --             --           38.0%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   19.7%         -21.7%         -28.6%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                    CALVERT SOCIAL BALANCED FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $      2.59    $      2.98    $      3.23    $      3.37   $      3.04
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $      3.07    $      2.59    $      2.98    $      3.23   $      3.37
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                           17,942         17,463         17,238
Units Issued (000's) (1)                              5,049          4,482          4,112
Units Redeemed (000's) (1)                           (3,113)        (4,003)        (3,887)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year               19,878         17,942         17,463         17,238        16,041
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    60,988    $    46,555    $    52,045
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.90%          0.90%          0.90%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         2.1%           2.8%           5.6%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   18.2%         -12.9%          -7.8%
                                                ===========    ===========    ===========

                                                                  FIDELITY VIP EQUITY-INCOME FUND
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     26.89    $     32.63    $     34.61    $     32.21   $     30.65
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     34.76    $     26.89    $     32.63    $     34.61   $     32.21
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            4,437          4,275          3,753
Units Issued (000's) (1)                              2,757          2,817          1,997
Units Redeemed (000's) (1)                           (2,081)        (2,655)        (1,475)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                5,113          4,437          4,275          3,753         4,213
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   177,743    $   119,296    $   139,507
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.80%          0.80%          0.80%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         1.7%           4.0%           6.4%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   29.3%         -17.6%          -5.7%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                              FIDELITY
                                                ----------------------------------------------------------------------
                                                                         VIP CONTRAFUND(R)
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     23.27    $     25.88    $     29.73    $     32.13   $     26.16
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     29.66    $     23.27    $     25.88    $     29.73   $     32.13
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            8,844          8,695          8,742
Units Issued (000's) (1)                              8,143          5,251          1,796
Units Redeemed (000's) (1)                           (7,491)        (5,102)        (1,843)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                9,496          8,844          8,695          8,742         8,430
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $   281,628    $   205,825    $   225,031
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.80%          0.80%          0.80%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         0.4%           0.8%           3.7%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   27.4%         -10.1%         -12.9%
                                                ===========    ===========    ===========

                                                                               FIDELITY
                                                ----------------------------------------------------------------------
                                                                      VIP ASSET MANAGER FUND(SM)
                                                ----------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
  SELECTED PER UNIT AND SUPPLEMENTARY DATA:        2003           2002           2001           2000          1999
---------------------------------------------   -----------    -----------    -----------    -----------   -----------
Unit value, beginning of year                   $     21.65    $     23.91    $     25.14    $     26.40   $     24.04
                                                ===========    ===========    ===========    ===========   ===========
Unit value, end of year                         $     25.34    $     21.65    $     23.91    $     25.14   $     26.40
                                                ===========    ===========    ===========    ===========   ===========
Units outstanding (000's), beginning of
  year (1)                                            2,288          2,114          1,908
Units Issued (000's) (1)                              1,061            774            610
Units Redeemed (000's) (1)                             (610)          (600)          (404)
                                                -----------    -----------    -----------
Units Outstanding (000's), end of year                2,739          2,288          2,114          1,908         1,747
                                                ===========    ===========    ===========    ===========   ===========
Net Assets (000's) (1)                          $    69,412    $    49,537    $    50,556
                                                ===========    ===========    ===========
Expense Ratio (A) (1)                                  0.80%          0.80%          0.80%
                                                ===========    ===========    ===========
Investment Income Ratio (B) (1)                         3.3%           3.8%           5.6%
                                                ===========    ===========    ===========
Total Return (C) (1)                                   17.0%          -9.5%          -4.9%
                                                ===========    ===========    ===========

----------
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to contract participants through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. There are currently twenty investment funds available to Separate Account No. 2. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust consisting of four Funds: a Money Market Fund, All America Fund, Bond Fund and Composite Fund. These Funds invest in corresponding funds of Mutual of America Investment Corporation ("Investment Company").

On January 3, 1989, the following funds became available to Separate Account No. 2 as investment alternatives: Scudder Bond, Scudder Capital Growth, Scudder International and VP Capital Appreciation. The Scudder Funds invest in corresponding portfolios of Scudder Variable Series I ("Scudder"). VP Capital Appreciation Fund invests in a corresponding fund of American Century Variable Portfolios Inc. ("American Century"). Effective May 13, 1991, Calvert Social Balanced Fund became available as an investment alternative. Calvert Social Balanced Fund invests in a corresponding portfolio of Calvert Variable Series, Inc. ("Calvert").

On February 5, 1993 the Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds became available to Separate Account No. 2 as investment alternatives. On May 2, 1994 the Aggressive Equity Fund of the Investment Company became available. These funds invest in corresponding funds of the Investment Company.

On May 1, 1995 Fidelity Investments Equity-Income, Contrafund and Asset Manager portfolios became available to Separate Account No. 2. Fidelity Equity-Income, Contrafund and Asset Manager Funds invest in corresponding portfolios of Fidelity Variable Insurance Products Funds ("Fidelity VIP") (collectively, "Fidelity").

On May 3, 1999 the Mid-Cap Equity Index Fund of the Investment Company became available to Separate Account No. 2.

On May 20, 2003 the Investment Company Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds became available to Separate Account No. 2 as investment alternatives. There are currently twenty investment funds available to Separate Account No. 2.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with accounting principles generally accepted in the United States of America:

INVESTMENT VALUATION--Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

INVESTMENT INCOME--Dividend distributions made by the Underlying Funds, generally representing a distribution of their accumulated income and capital gains, are recognized as investment income on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividend paid to the Funds of Separate Account No. 2 has no impact on their respective unit values.

INVESTMENT TRANSACTIONS--Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

FEDERAL INCOME TAXES--Separate Account No. 2 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. INVESTMENTS

The number of shares owned by Separate Account No. 2 and their respective net asset values (rounded to the nearest cent) per share at December 31, 2003 are as follows:

                                                                       NUMBER OF       NET ASSET
                                                                         SHARES          VALUE
                                                                      -----------      ---------
                   Investment Company Funds:
                        Money Market Fund                              47,009,081      $    1.18
                        All America Fund                              157,353,460           2.12
                        Equity Index Fund                             164,678,905           1.95
                        Mid-Cap Equity Index Fund                     104,726,709           1.30
                        Bond Fund                                      69,810,279           1.29
                        Short-Term Bond Fund                           18,521,944           1.03
                        Mid-Term Bond Fund                             52,422,539           0.96
                        Composite Fund                                163,981,718           1.40
                        Aggressive Equity Fund                        142,741,371           1.73
                        Conservative Allocation Fund                    2,001,413           1.01
                        Moderate Allocation Fund                        9,976,225           1.08
                        Aggressive Allocation Fund                      6,517,914           1.17
                   Scudder Portfolios:
                        Bond Portfolio                                  5,852,442           7.04
                        Capital Growth Portfolio--Class "A"            21,048,125          14.59
                        International Portfolio--Class "A"             11,929,266           8.26
                   American Century VP Capital Appreciation Fund        9,578,969           7.12
                   Calvert Social Balanced Portfolio                   34,700,746           1.76
                        Fidelity Portfolios:
                        Equity-Income--"Initial" Class                  7,668,458          23.18
                        Contrafund--"Initial" Class                    12,175,943          23.13
                        Asset Manager--"Initial" Class                  4,800,690          14.46

3. EXPENSES

Administrative Charges--In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate is .15% and, each Fidelity fund, for which the annual rate is .30%.

In addition, a deduction of up to $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month.

Distribution Expense Charge--As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each fund to cover such expenses.

Expense Risk Charge--For assuming expense risks under the Contracts, the Company deducts daily, at an annual rate of .15%, an amount from the value of the net assets of each fund.

Effective July 15, 2003 in regard to the Investment Company Money Market Fund only so much or all of annual expense charges (not to exceed 0.90%) as is required has been waived to prevent the total investment returns, net of separate account expenses, from producing a negative result. This waiver is not contractual and may be revoked in whole or in part at any time. Upon such revocation, there will be no liability for those expenses which were waived, but the full 0.90% of these expenses may be restored at that time.

                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statutory statements of operations and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable for the year ended December 31, 2003, are presumed to be material. The effects on the financial statements of these variances for the year ended December 31, 2002, are described in Note 9.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, or the results of their operations or their cash flows for the years then ended.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

As described in Notes 1 and 7 to the consolidated financial statements, effective January 1, 2002, the State of New York Insurance Department amended Regulation No. 172 to adopt deferred income tax accounting practices. Consequently, effective January 1, 2002, the Company changed its method of accounting for income taxes.


/s/ KPMG LLP


New York, New York
March 5, 2004

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                           DECEMBER 31, 2003 AND 2002



                                                                                          2003                2002
                                                                                   ------------------   ------------------
                                     ASSETS

GENERAL ACCOUNT ASSETS
   Bonds and notes                                                                 $    5,420,717,807   $    5,372,112,949
   Common stocks                                                                          322,861,071          247,630,639
   Preferred stocks                                                                        23,557,073           28,272,107
   Cash and short-term investments                                                         20,819,648           24,837,752
   Guaranteed funds transferable                                                           79,086,400           82,349,774
   Mortgage loans                                                                          10,480,883           11,332,624
   Real estate                                                                            290,453,113          298,221,328
   Policy loans                                                                            89,487,408           91,894,313
   Other invested assets                                                                    3,383,369            3,677,708
   Investment income accrued                                                               90,955,501           91,619,716
   Deferred federal income taxes                                                           36,230,124           32,172,799
   Other assets                                                                            10,873,721           23,941,966
                                                                                   ------------------   ------------------
      Total general account assets                                                      6,398,906,118        6,308,063,675
SEPARATE ACCOUNT ASSETS                                                                 4,603,281,225        3,635,515,227
                                                                                   ------------------   ------------------
TOTAL ASSETS                                                                       $   11,002,187,343   $    9,943,578,902
                                                                                   ==================   ==================

                             LIABILITIES AND SURPLUS

GENERAL ACCOUNT LIABILITIES
   Insurance and annuity reserves                                                  $    5,468,210,859   $    5,457,354,841
   Other contractholders liabilities and reserves                                          10,496,797            7,714,822
   Interest maintenance reserve                                                           175,096,565          179,604,702
   Other liabilities                                                                       48,886,678           73,052,542
                                                                                   ------------------   ------------------
      Total general account liabilities                                                 5,702,690,899        5,717,726,907
SEPARATE ACCOUNT RESERVES AND OTHER LIABILITIES                                         4,603,281,225        3,635,515,227
                                                                                   ------------------   ------------------
      Total liabilities                                                                10,305,972,124        9,353,242,134
                                                                                   ------------------   ------------------
ASSET VALUATION RESERVE                                                                    68,588,270           23,175,280
                                                                                   ------------------   ------------------

SURPLUS
   Assigned surplus                                                                         1,150,000            1,150,000
   Unassigned surplus                                                                     626,476,949          566,011,488
                                                                                   ------------------   ------------------
      Total surplus                                                                       627,626,949          567,161,488
                                                                                   ------------------   ------------------
TOTAL LIABILITIES AND SURPLUS                                                      $   11,002,187,343   $    9,943,578,902
                                                                                   ==================   ==================



     See accompanying notes to consolidated statutory financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF OPERATIONS AND SURPLUS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002



                                                                                          2003                2002
                                                                                   ------------------   ------------------
INCOME
   Premium and annuity considerations                                              $    1,062,517,867   $      991,120,650
   Life and disability insurance premiums                                                  20,946,089           21,558,192
                                                                                   ------------------   ------------------
      Total considerations and premiums                                                 1,083,463,956        1,012,678,842
   Separate account investment and administration fees                                     36,502,761           36,426,723
   Net investment income                                                                  397,570,011          404,969,987
   Other, net                                                                               1,931,143            1,670,442
                                                                                   ------------------   ------------------
      Total income                                                                      1,519,467,871        1,455,745,994
                                                                                   ------------------   ------------------

DEDUCTIONS
   Change in insurance and annuity reserves                                               300,436,948          325,043,233
   Annuity and surrender benefits                                                         985,382,322          911,601,005
   Death and disability benefits                                                           14,836,638           14,937,835
   Operating expenses                                                                     162,573,441          144,204,244
                                                                                   ------------------   ------------------
      Total deductions                                                                  1,463,229,349        1,395,786,317
                                                                                   ------------------   ------------------
      Net gain before dividends                                                            56,238,522           59,959,677
DIVIDENDS TO CONTRACTHOLDERS AND POLICYHOLDERS                                               (261,568)            (166,432)
                                                                                   ------------------   ------------------
      Net gain from operations                                                             55,976,954           59,793,245
FEDERAL INCOME TAX BENEFIT                                                                  1,992,732            3,295,525
NET REALIZED CAPITAL LOSSES                                                               (28,304,759)         (56,402,229)
                                                                                   ------------------   ------------------
      Net income                                                                           29,664,927            6,686,541

SURPLUS TRANSACTIONS
   Change in:
   Asset valuation reserve                                                                (45,412,990)          20,393,792
   Unrealized capital gains (losses), net                                                  83,606,814          (68,856,825)
   Non-admitted assets and other, net                                                     (19,337,214)         (24,662,479)
   Net deferred income tax asset                                                            2,064,593            8,884,779
   Minimum pension liability                                                               11,239,000          (13,774,000)
   Reserve valuation basis                                                                 (1,359,669)                  --
   Cumulative effect of a change in accounting principles (Note 1)                                 --           19,722,858
                                                                                   ------------------   ------------------
      Net change in surplus                                                                60,465,461          (51,605,334)

SURPLUS
   Beginning of year                                                                      567,161,488          618,766,822
                                                                                   ------------------   ------------------
   End of year                                                                     $      627,626,949   $      567,161,488
                                                                                   ==================   ==================



     See accompanying notes to consolidated statutory financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002



                                                                                          2003                2002
                                                                                   ------------------   ------------------
CASH PROVIDED
   Premium and annuity funds received                                              $    1,083,568,072   $    1,009,060,674
   Investment income received                                                             344,719,532          391,601,154
   Expense allowance on reinsurance ceded                                                     500,213             (967,475)
   Separate account investment and administrative fees                                     36,492,429           36,426,723
   Other, net                                                                               2,161,525            2,613,189
                                                                                   ------------------   ------------------
      Total receipts                                                                    1,467,441,771        1,438,734,265
                                                                                   ------------------   ------------------
   Benefits paid                                                                        1,062,935,115          989,745,246
   Insurance and operating expenses paid                                                  163,476,454          157,484,021
   Net transfers to (from) separate accounts                                              111,954,617            9,522,077
                                                                                   ------------------   ------------------
      Total payments                                                                    1,338,366,186        1,156,751,344
                                                                                   ------------------   ------------------
      Net cash provided by operations                                                     129,075,585          281,982,921
   Proceeds from long-term investments sold, matured or repaid                          3,056,512,055        3,687,679,467
   Other, net                                                                              13,016,239           35,638,772
                                                                                   ------------------   ------------------
      Total cash provided                                                               3,198,603,879        4,005,301,160
                                                                                   ------------------   ------------------

CASH APPLIED
   Cost of long-term investments acquired                                               3,054,298,272        3,970,542,289
   Other, net                                                                             148,323,711          103,402,123
                                                                                   ------------------   ------------------
      Total cash applied                                                                3,202,621,983        4,073,944,412
                                                                                   ------------------   ------------------
      Net change in cash and short-term investments                                        (4,018,104)         (68,643,252)

CASH AND SHORT-TERM INVESTMENTS
   Beginning of year                                                                       24,837,752           93,481,004
                                                                                   ------------------   ------------------
   End of year                                                                     $       20,819,648   $       24,837,752
                                                                                   ==================   ==================



     See accompanying notes to consolidated statutory financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

NATURE OF OPERATIONS

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

BASIS OF PRESENTATION

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification") in 2001. The New York Department issued Regulation No. 172 ("Regulation No. 172"), in 2001, which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Effective January 1, 2002, the New York Department amended Regulation No. 172 whereby certain provisions of codification which were not initially adopted by the New York Department became the prescribed basis of accounting for its domestic insurers. All changes required by New York Regulation No. 172, as amended through December 31, 2003, are reflected in the accompanying consolidated financial statements.

Regulation No. 172 requires the cumulative effect of a change in accounting principle to be reported as an adjustment to unassigned surplus in the period the change becomes effective. The cumulative effect is the difference between the amount of surplus reported at the beginning of the year and the amount of surplus that would have been reported at that date had the new accounting principles been applied retroactively for all prior periods. The cumulative effect of the required changes in accounting principle, as more fully discussed below, was to increase unassigned surplus by $19.7 million as of January 1, 2002.

The change in accounting principle that became effective January 1, 2002 relates to the accounting treatment of deferred income tax assets and liabilities. The new accounting treatment for income taxes requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and statutory reporting bases of assets and liabilities. Net deferred tax assets can only be recorded by Mutual of America as an admitted asset to the extent that such an amount will be realized within one year. Furthermore, changes in Mutual of America's net deferred tax assets and liabilities are recorded directly to unassigned surplus.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

ASSET VALUATIONS

BONDS, NOTES AND SHORT-TERM INVESTMENTS -- Investment valuations are prescribed by the NAIC. Bonds qualifying for amortization are stated at amortized cost. Short-term investments are stated at cost which approximates fair value. Bonds where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost are carried at the lowest market value assigned to the bond by the NAIC since being rated as a class six. Temporary unrealized losses related to the valuation of these non-investment grade bonds are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews all of its non-investment grade bonds for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer, including the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

COMMON AND PREFERRED STOCKS -- At December 31, 2003 and 2002 common stocks include $121.7 million and $97.4 million, respectively invested in the Mutual of America Institutional Funds and $199.4 million and $147.9 million invested primarily in a portfolio of approximately 500 common stocks that mirror the Standard & Poor's 500 Index, with each stock's weight directly proportionate to that company's market value relative to the Index. Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews certain of its equity investments for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer, including the Company's intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value. Preferred stock is carried at cost.

GUARANTEED FUNDS TRANSFERABLE -- Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America.

MORTGAGE LOANS -- Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. During 2002, an impairment loss of $2.0 million was incurred. There were no impairment losses incurred during 2003.

REAL ESTATE -- Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $79.1 million and $69.7 million in 2003 and 2002, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

POLICY LOANS -- Policy loans are stated at the unpaid principal balance of the loan.

OTHER ASSETS -- Certain other assets, such as net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the consolidated statements of financial condition.

INSURANCE AND ANNUITY RESERVES

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $1.1 billion and $1.2 billion at December 31, 2003 and 2002, respectively, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various guaranteed interest rates, which, during 2003 and 2002, averaged 3.19% and 4.15%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $3.5 billion and $3.4 billion at December 31, 2003 and 2002, respectively, are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $.5 billion at both December 31, 2003 and 2002, are accumulated at various guaranteed interest rates, which during 2003 and 2002 averaged 7.09% and 6.95%, respectively and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

INTEREST MAINTENANCE AND ASSET VALUATION RESERVES

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

SEPARATE ACCOUNT OPERATIONS

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the level of administrative services provided. During both 2003 and 2002, such charges were equal to approximately .90%, respectively of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statement of operations.

Investments held in the Separate Accounts are stated at market value. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $4.6 billion and $3.6 billion at December 31, 2003 and 2002, respectively, are subject to discretionary withdrawal at market value.

PREMIUMS AND ANNUITY CONSIDERATIONS

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

INVESTMENT INCOME AND EXPENSES

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

DIVIDENDS

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain 2002 amounts included in the accompanying consolidated financial statements have been reclassified to conform to the 2003 presentation.

2. INVESTMENTS

VALUATION

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2003 and 2002 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.



                                                                          GROSS UNREALIZED
                                                          STATEMENT    -----------------------     NAIC
DECEMBER 31, 2003 (IN MILLIONS)                             VALUE        GAINS        LOSSES    MARKET VALUE
-------------------------------                           ----------   ----------   ----------  ------------
Fixed maturities:
U.S. Treasury securities and obligations of U.S.
   Government corporations and agencies                   $  3,221.1   $     26.3   $      6.1   $  3,241.3
Obligations of states and political subdivisions                14.1          2.2           --         16.3
Debt securities issued by foreign governments                   41.8          2.4           --         44.2
Corporate securities                                         2,149.1         88.4          7.7      2,229.8
                                                          ----------   ----------   ----------   ----------
      Total                                               $  5,426.1   $    119.3   $     13.8   $  5,531.6
                                                          ==========   ==========   ==========   ==========

                                                                          GROSS UNREALIZED
                                                          STATEMENT    -----------------------     NAIC
DECEMBER 31, 2002 (IN MILLIONS)                             VALUE        GAINS        LOSSES    MARKET VALUE
-------------------------------                           ----------   ----------   ----------  ------------
Fixed maturities:
U.S. Treasury securities and obligations of U.S.
   Government corporations and agencies                   $  2,828.5   $     23.2   $       --   $  2,851.7
Obligations of states and political subdivisions                13.5           .1           --         13.6
Debt securities issued by foreign governments                   49.5          4.9           --         54.4
Corporate securities                                         2,494.1         72.8         74.5      2,492.4
                                                          ----------   ----------   ----------   ----------
      Total                                               $  5,385.6   $    101.0   $     74.5   $  5,412.1
                                                          ==========   ==========   ==========   ==========



Short-term fixed maturity securities with a statement value and NAIC market value of $5.4 million and $13.5 million at December 31, 2003 and 2002, respectively, are included in the above tables. At both December 31, 2003, and 2002 the Company had $3.3 million (par value $3.3 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

At December 31, 2003 and 2002 net unrealized appreciation (depreciation) reflected in surplus consisted of the following:



     DECEMBER 31 (IN MILLIONS)                               2003         2002        CHANGE
     -------------------------                            ----------   ----------   ----------
     Equity securities (common and preferred stock)       $    (63.2)  $   (123.2)  $     60.0
     Bonds and notes                                           (39.3)       (62.9)        23.6
     Other invested assets                                      (1.1)        (1.1)          --
                                                          ----------   ----------   ----------
        Net unrealized (depreciation) appreciation        $   (103.6)  $   (187.2)  $     83.6
                                                          ==========   ==========   ==========



The unrealized depreciation related to the Company's bond and common equity portfolios improved by $23.6 million and $60.0 million, respectively during the year as shown above. The net unrealized depreciation of $63.2 million for equity securities at December 31, 2003 consists of $69.6 million of gross unrealized losses and $6.4 million of gross unrealized gains. The gross unrealized losses of $69.6 million are predominantly greater than twelve months old. The net unrealized depreciation of $39.3 million for bonds is greater than twelve months old. However, this amount reflects the lowest NAIC market price assigned to the bond since it defaulted, and is not necessarily an indication of the current market value of these bonds.

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2003 and 2002 were as follows:



     DECEMBER 31 (IN MILLIONS)                               2003         2002
     -------------------------                            ----------   ----------
     Bonds and notes                                      $    (30.1)  $    (43.4)
     Equity securities (common and preferred stock)              1.8        (11.0)
     Mortgages                                                    --         (2.0)
                                                          ----------   ----------
        Net realized capital gains (losses)               $    (28.3)  $    (56.4)
                                                          ==========   ==========



The realized capital losses shown above for bonds and equity securities in 2003 and 2002 include other than temporary impairment losses of $9.9 million and $2.5 million and $29.1 million and $6.7 million, respectively. The 2002 bond losses arose primarily from the unprecedented record number of investment-grade corporate bond defaults during 2002. The 2003 bond losses resulted primarily from the further financial deterioration during 2003 of several bonds that defaulted, and were reflected in surplus, toward the end of 2002. Three of these bonds were redeemed and exchanged for equity securities pursuant to final reorganization plans. There was only one new bond default during 2003, resulting in a $1.6 million other than temporary impairment loss. Since the majority of the 2003 realized capital losses from bonds had previously been recorded as unrealized losses in surplus, there was no negative impact on the Company's surplus as a result of this activity. Losses on mortgage loans deemed to be other than temporarily impaired amounted to $2.0 million in 2002 and are included in the table shown above. There were no losses recognized on mortgage loans in 2003.

MATURITIES

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2003 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.



                                                          STATEMENT       NAIC
     DECEMBER 31, 2003 (IN MILLIONS)                        VALUE     MARKET VALUE
     -------------------------------                      ----------  ------------
     Due in one year or less                              $    394.1   $    401.8
     Due after one year through five years                   2,112.1      2,153.1
     Due after five years through ten years                  1,223.5      1,247.3
     Due after ten years                                     1,696.4      1,729.4
                                                          ----------   ----------
          Total                                           $  5,426.1   $  5,531.6
                                                          ==========   ==========

REALIZED INVESTMENT GAINS -- FIXED MATURITY SECURITIES

Sales of investments in fixed maturity securities resulted in $22.9 million and $30.1 million of net gains being accumulated in IMR in 2003 and 2002, respectively, as follows:



     DECEMBER 31 (IN MILLIONS)                               2003         2002
     -------------------------                            ----------   ----------
     Fixed maturity securities
     Proceeds                                             $  3,550.0   $  3,265.8
     Gross realized gains                                       24.9         36.4
     Gross realized losses                                       2.0          6.3



Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2003 and 2002, $27.4 million and $17.0 million, respectively, of the IMR was amortized and included in net investment income.

3. GUARANTEED FUNDS TRANSFERABLE

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by the former reinsurer and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $79.1 million and $82.4 million at December 31, 2003 and 2002, respectively. The actual interest and other allocated investment earnings on these funds amounted to $5.7 million and $7.1 million in 2003 and 2002, respectively, and are included in net investment income.

4. REAL ESTATE

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $5.3 million and $5.2 million in 2003 and 2002, respectively.

5. PENSION PLAN AND POSTRETIREMENT BENEFITS

PENSION BENEFIT AND OTHER BENEFIT PLANS

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service, with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs are as follows:



                                                              PENSION BENEFITS          OTHER BENEFITS
                                                          -----------------------   -----------------------
DECEMBER 31, (IN MILLIONS)                                   2003         2002         2003         2002
--------------------------                                ----------   ----------   ----------   ----------
Service cost                                              $      9.5   $      7.0   $      1.2   $      1.0
Interest cost on PBO                                            11.2          9.2          2.0          1.8
Expected return on plan assets                                 (12.8)       (12.0)          --           --
Amortization of unrecognized net loss                            9.3          4.2           .5           .3
                                                          ----------   ----------   ----------   ----------
NET BENEFIT EXPENSE                                       $     17.2   $      8.4   $      3.7   $      3.1
                                                          ----------   ----------   ----------   ----------



The change in the projected benefit obligation and plan assets are as follows:



                                                              PENSION BENEFITS           OTHER BENEFITS
                                                          -----------------------   -----------------------
DECEMBER 31 (IN MILLIONS)                                    2003         2002         2003         2002
                                                          ----------   ----------   ----------   ----------
CHANGE IN PROJECTED BENEFIT OBLIGATION (PBO):
PBO, beginning of year                                    $    161.6   $    119.3   $     32.0   $     24.0
   Service cost                                                  9.5          7.0          1.2          1.0
   Interest cost                                                11.2          9.2          2.0          1.8
   Plan amendment                                                 .8           .1           --           --
   Change in assumptions                                          --         29.9         (4.8)         7.0
   Actuarial loss (gain)                                         7.5           .5          2.3          (.7)
   Benefits and expenses paid                                   (9.8)        (4.4)        (1.1)        (1.1)
                                                          ----------   ----------   ----------   ----------
   PBO, end of year                                       $    180.8   $    161.6   $     31.6   $     32.0
                                                          ----------   ----------   ----------   ----------

CHANGE IN PLAN ASSETS:
   Plan assets, beginning of year                         $    102.0   $     93.8   $       --   $       --
   Employer contributions                                       25.0         24.0           --           --
   Return on plan assets                                        20.3        (11.4)          --           --
   Benefits and expenses paid                                   (9.8)        (4.4)          --           --
   Plan assets, end of year                                    137.5        102.0           --           --
                                                          ----------   ----------   ----------   ----------
   Plan assets (lower than) in excess of PBO              $    (43.3)  $    (59.6)  $    (31.6)  $    (32.0)
                                                          ==========   ==========   ==========   ==========

At December 31, 2003 all of the qualified pension plan assets are invested in one of the Company's Separate Accounts and participation in certain other funds managed by outside investment advisors and consisted of approximately 80% in equity investments and 20% in fixed-income investments. For financial reporting purposes, the prepaid benefit cost at December 31, 2003 and 2002, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:



                                                             PENSION BENEFITS          OTHER BENEFITS
                                                          -----------------------   -----------------------
DECEMBER 31 (IN MILLIONS)                                    2003         2002         2003         2002
-------------------------                                 ----------   ----------   ----------   ----------
Plan assets (lower than) in excess of PBO                 $    (43.3)  $    (59.6)  $    (31.6)  $    (32.0)
Unrecognized prior service cost                                  2.7          2.3           --           --
Unrecognized net loss from past experience
   different from that assumed                                  92.1        101.0          9.9         12.9
                                                          ----------   ----------   ----------   ----------
PREPAID (ACCRUED) BENEFIT COST, END OF YEAR               $     51.5   $     43.7   $    (21.7)  $    (19.1)
                                                          ==========   ==========   ==========   ==========



The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $110.2 million and $77.1 million at December 31, 2003 and 2002, respectively. The actuarial present value of accumulated benefits for the qualified pension plan was $98.9 million and $90.7 million at December 31, 2003 and 2002, respectively. At December 31, 2002 the accumulated benefit obligation for two of the defined benefit pension plans exceeded the fair value of plan assets by $13.8 million. As such, the Company recorded an additional minimum liability of $13.8 million. This additional liability was reflected as a direct reduction of the Company's surplus as permitted by the State of New York Insurance Department. At December 31, 2003 the fair value of plan assets relative to the qualified defined benefit pension plan exceeded the accumulated benefit obligation and, as such, $13.6 million of the additional minimum pension liability was reduced and recorded as a direct increase to unassigned surplus. However, the additional minimum liability at December 31, 2003 related to the non-qualified pension plan increased by $2.4 million, resulting in the $11.2 million net change for the year reflected in surplus.

During both 2003 and 2002, the Company made contributions to the qualified plan of $22.0 million. The Company estimates that it will make contributions of approximately $13.0 million to its defined benefit plans in 2004. Benefits expected to be paid from these plans total $10.8 million in 2004, $5.5 million in 2005, $3.6 million in 2006, $7.7 million in 2007 and $7.6 million in 2008. The aggregate benefits expected to be paid in 2009 through 2013 total approximately $85.4 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2003.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:



                                                             PENSION BENEFITS           OTHER BENEFITS
                                                          -----------------------   -----------------------
WEIGHTED AVERAGE ASSUMPTIONS AT DECEMBER 31                  2003         2002         2003         2002
-------------------------------------------               ----------   ----------   ----------   ----------
Discount rate                                                   6.50%        6.50%        6.50%        6.50%
Rate of compensation increase                                   4.00%        4.00%        4.00%        4.00%
Expected return on plan assets                                 10.50%       10.50%

The Company's overall expected long-term rate of return on plan assets is 10.5%. This expected long-term rate of return was determined based upon the current projected benefit payout period and the current mix of plan investments, which consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. For example, increasing the assumed health care cost trend rate by one percentage point in each year would increase the accumulated postretirement obligation for the plan as of December 31, 2003 by $4.7 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2003 by $.6 million.

SAVINGS AND OTHER INCENTIVE PLANS

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $1.8 million and $1.9 million in 2003 and 2002, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios.

6. COMMITMENTS AND CONTINGENCIES

Rental expenses were $21.2 million and $20.4 million in 2003 and 2002, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $3.2 million in 2004, $2.4 million in 2005, $1.6 million in 2006, $1.2 million in 2007, $.9 million in 2008, and $1.9 million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits as well as other contingencies will not have a material adverse effect on the Company's consolidated financial statements.

7. FEDERAL INCOME TAXES

Mutual of America's pension business was exempt from federal income taxation under Sec.501(a) of the Internal Revenue Code ("Code") through 1997. Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.

Effective January 1, 2002, Regulation No. 172 was amended to adopt certain deferred income tax accounting principles as the prescribed basis of accounting for New York domiciled insurers. Regulation

No. 172 requires that the cumulative effect of changes in accounting principles be reported as an adjustment to surplus in the period that the change in accounting principle becomes effective. The cumulative effect is the difference between the amount of surplus as of the effective date of the change and the amount of surplus that would have been reported at that date if the new accounting principle had been retroactively applied for all periods. The effect of this change in accounting principle was to increase surplus by $19.7 million as of January 1, 2002.

The new accounting treatment for income taxes requires that a deferred tax asset or liability be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America's deferred tax assets and liabilities must be recorded as a separate component of gains and losses in surplus. Furthermore, Mutual of America's net deferred tax assets can only be recorded as an admitted asset to the extent that such an amount will be realized within one year.

The components of the net deferred tax asset recognized in the Company's consolidated statement of financial condition are as follows:



                                                      DECEMBER 31, 2003     DECEMBER 31, 2002
                                                      -----------------     -----------------
                                                                  (IN MILLIONS)
                                                      ---------------------------------------
MUTUAL OF AMERICA
Total of gross deferred tax assets                        $    409.6           $    424.2
Total of deferred tax liabilities                              (45.4)               (20.3)
                                                          ----------           ----------
Net deferred tax asset                                         364.2                403.9
Deferred tax asset non-admitted                               (333.5)              (375.3)
                                                          ----------           ----------
Net admitted deferred tax asset                           $     30.7           $     28.6
                                                          ==========           ==========

NON-INSURANCE SUBSIDIARIES
Net deferred income tax assets                                   5.5                  3.6
                                                          ----------           ----------
Total deferred tax asset                                  $     36.2           $     32.2
                                                          ==========           ==========



As shown above, Mutual of America's net admitted deferred tax asset increased by $2.1 million during 2003. The tax effects of temporary differences that give rise to a significant portion of the deferred tax assets and deferred tax liabilities arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts, capital gains and losses on investment transactions and non-admitted assets. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As a result of the transition rules under the Code that accompanied Mutual of America's change in tax status and the differing treatment accorded to assets, liabilities, insurance and annuity reserves and contracts, capital gains and losses and non-admitted assets the federal income tax provision that would be expected by applying the statutory rate of 35% to net gain from operations is reduced to zero. The federal income tax benefits of $2.0 million and $3.3 million in 2003 and 2002, respectively, arise solely from the operating results of the Company's non-insurance subsidiaries.

At December 31, 2003, Mutual of America and the non-insurance subsidiaries had net operating loss carry forwards of approximately $161.2 million expiring at various dates between 2008 and 2024, and capital loss carry forwards of $42.1 million expiring in 2006 and 2007. The Internal Revenue Service is currently conducting an examination of Mutual of America's 2000 and 2001 federal income tax returns. The Company believes that additional taxes, if any, assessed for the years under examination will not have a material effect on its financial position.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments were as follows:



                                                          STATEMENT    ESTIMATED
DECEMBER 31, 2003 (IN MILLIONS)                             VALUE      FAIR VALUE
                                                          ----------   ----------
ASSETS
Bonds and notes                                           $  5,420.7   $  5,526.2
Common stocks                                                  322.9        322.9
Preferred stocks                                                23.6         23.6
Cash and short-term investments                                 20.8         20.8
Guaranteed funds transferable                                   79.1         76.9
Mortgage loans                                                  10.5         10.8
Policy loans                                                    89.5         89.5

LIABILITIES
Insurance and annuity reserves                            $  5,468.2   $  5,669.0
                                                          ----------   ----------

                                                          STATEMENT    ESTIMATED
DECEMBER 31, 2002 (IN MILLIONS)                             VALUE      FAIR VALUE
                                                          ----------   ----------
ASSETS
Bonds and notes                                           $  5,372.1   $  5,398.6
Common stocks                                                  247.6        247.6
Preferred stocks                                                28.3         28.3
Cash and short-term investments                                 24.8         24.8
Guaranteed funds transferable                                   82.3         82.9
Mortgage loans                                                  11.3         11.8
Policy loans                                                    91.9         91.9

LIABILITIES
Insurance and annuity reserves                            $  5,457.4   $  5,721.3
                                                          ----------   ----------

FIXED MATURITIES AND EQUITY SECURITIES -- Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

CASH AND SHORT-TERM INVESTMENTS -- The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

MORTGAGE LOANS -- Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

POLICY LOANS -- The majority of policy loans are issued with variable interest rates which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

INSURANCE AND ANNUITY RESERVES -- Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of annuity contracts (approximately $1.3 billion and $1.4 billion at December 31, 2003 and 2002, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 4.83% and 4.62% were used at December 31, 2003 and 2002, respectively.

9. SIGNIFICANT DIFFERENCES BETWEEN STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting") which practices differ from GAAP. The significant variances between such practices and GAAP are described below. For 2003, the Company has elected not to compute the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally GAAP results in a more favorable presentation of the Company's financial condition. For 2002, surplus and net income, as calculated under GAAP, amounted to $1.2 billion and $.2 million, respectively.

ASSET VALUATIONS AND INVESTMENT INCOME RECOGNITION

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.

Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

POLICY ACQUISITION COSTS

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred as required under statutory accounting.

INSURANCE AND ANNUITY RESERVES

Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

PREMIUM RECOGNITION

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

DEFERRED INCOME TAXES

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. During 2002, statutory accounting adopted similar accounting principles except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year, whereas for GAAP all such assets are recognized regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes. Prior to 2002, deferred income tax accounting principles were not followed for statutory accounting purposes.

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements


Financial statements for 2003 for Mutual of America Separate Account No. 2 and Mutual of America Life Insurance Company are included herewith.


(b) Exhibits

        10(b)   Independent Auditors' Consent.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


                                                                               POSITIONS AND OFFICES
        NAME AND PRINCIPAL BUSINESS ADDRESS                                        WITH DEPOSITOR
        -----------------------------------                                    ---------------------
        William J. Flynn                                                          Chairman of the
          New York, New York                                                           Board
        Clifford L. Alexander, Jr.
          Washington, D.C.                                                            Director
        Richard M. Cummins
          New York, New York                                                          Director
        Roselyn P. Epps, M.D.
          Bethesda, Maryland                                                          Director
        Earle H. Harbison, Jr.
          St. Louis, Missouri                                                         Director
        Frances R. Hesselbein
          New York, New York                                                          Director
        William Kahn
          St. Louis, Missouri                                                         Director
        William T. Knowles
          Harpswell, Maine                                                            Director
        LaSalle D. Leffall, Jr., M.D.
          Washington, D.C.                                                            Director
        Senator Connie Mack
          Washington, D.C.                                                            Director
        Roger Porter
          Cambridge, Massachusetts                                                    Director
        General Dennis J. Reimer
          Oklahoma City, Oklahoma                                                     Director
        Francis H. Schott
          New York, New York                                                          Director
        Elie Wiesel
          New York, New York                                                          Director

                               OFFICERS-DIRECTORS

NAME AND PRINCIPAL BUSINESS ADDRESS                       POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------                       ------------------------------------
Thomas J. Moran                      President and Chief Executive Officer
Manfred Altstadt                     Senior Executive Vice President and Chief Financial Officer
Patrick A. Burns                     Senior Executive Vice President and General Counsel
Salvatore R. Curiale                 Senior Executive Vice President, Technical Operations

                                 OTHER OFFICERS


NAME AND PRINCIPAL BUSINESS ADDRESS                       POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------                       ------------------------------------
Diane M. Aramony                     Executive Vice President, Corporate Secretary and Assistant to the
                                        Chairman
Meyer Baruch                         Senior Vice President, State Compliance and Government Regulations
Nicholas A. Branchina                Senior Vice President and Associate Treasurer
William Breneisen                    Executive Vice President, Office of Technology
Jeremy J. Brown                      Executive Vice President and Chief Actuary
Patrick Burke                        Senior Vice President, Consulting Services
Katherine Cannizzaro                 Senior Vice President, Claims, since March 2003; prior thereto,
                                        Vice President
Sean Carroll                         Senior Vice President, Facilities Management
William S. Conway                    Executive Vice President, Marketing and Corporate Communications
Paul J. Costagliola                  Senior Vice President Compliance
Carson J. Dunbar, Jr.                Senior Vice President, Corporate Services, since February 2002;
                                        prior thereto, Superintendent of the New Jersey State Police
James E. Flynn                       Senior Vice President, International Markets
Michael Gallagher                    Senior Vice President, Direct Response and Technical Communications
   Boca Raton, FL
Harold J. Gannon                     Senior Vice President, Corporate Tax
Gordon Gaspard                       Senior Vice President, National Accounts
Robert Giaquinto                     Senior Vice President, MIS Operations
Thomas E. Gilliam                    Executive Vice President and Assistant to the President and Chief
                                        Executive Officer
John R. Greed                        Executive Vice President and Treasurer
Jared Gutman                         Senior Vice President, Technical Operations
Thomas A. Harwood                    Senior Vice President, Corporate Communications
Sandra Hersko                        Senior Vice President, Technical Administration
Edward J. T. Kenney                  Executive Vice President, External Affairs since March, 2004; prior thereto
                                        Senior Vice President and Assistant to the President and Chief Executive
                                        Officer
Gregory A. Kleva, Jr.                Executive Vice President and Deputy General Counsel
Robert Kordecki                      Senior Vice President, Billing and Regulatory Services/Life and
                                        Disability Claims
Daniel LeSaffre                      Executive Vice President, Human Resources and Corporate Services since
                                        March 2004; prior thereto, Senior Vice President, Human Resources and
                                        Training
Kathryn Lu                           Senior Vice President and Associate General Counsel
Thomas L. Martin                     Senior Vice President and Associate General Counsel
George L. Medlin                     Executive Vice President, Internal Audit
Christopher Miseo                    Senior Vice President, Accounting and Financial Reporting
Lynn N. Nadler                       Senior Vice President, Training
   Boca Raton, FL
Roger F. Napoleon                    Senior Vice President and Associate General Counsel
Peter Nicklin                        Senior Vice President, MIS Business Applications
James C. Peterson                    Senior Vice President, Leadership Development
William Rose                         Senior Vice President, Field Operations

NAME AND PRINCIPAL BUSINESS ADDRESS                       POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------                       ------------------------------------
Dennis J. Routledge                  Senior Vice President, LAN/Telecommunications
Robert W. Ruane                      Senior Vice President, Corporate Communications and Direct Response
Myron Schlanger                      Senior Vice President and Associate Treasurer
William G. Shannon                   Senior Vice President, Individual Financial Planning
Walter W. Siegel                     Senior Vice President and Actuary
Joan M. Squires                      Executive Vice President, Office of Technology
Anne M. Stanard                      Senior Vice President, Human Resources
John Terwilliger                     Senior Vice President, Facilities Management
   Boca Raton, FL
Eldon Wonacott                       Senior Vice President, Field Administration



The business address of all officers and directors is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted.


ITEM 27.  NUMBER OF HOLDERS OF SECURITIES


As of March 31, 2004, there were 293,560 owners in Separate Account No. 2, 148,402 of whom were attributable to Contracts registered under SEC File No. 2-90201; 140,167 of whom were attributable to Contracts registered under SEC File No. 33-11023; and 4,991 of whom were attributable to Contracts registered under SEC File No. 33-5609.


ITEM 32.  UNDERTAKINGS

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, the 28th day of April, 2004.


                                   MUTUAL OF AMERICA SEPARATE
                                   ACCOUNT NO. 2 (REGISTRANT)


                                   MUTUAL OF AMERICA LIFE
                                   INSURANCE COMPANY (DEPOSITOR)


                                   By:        /s/ MANFRED ALTSTADT
                                       -----------------------------------------
                                                   Manfred Altstadt
                                          Senior Executive Vice President and
                                               Chief Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 2004.


                 SIGNATURE                                            TITLE
                 ---------                                            -----
                      *                            Chairman of the Board;
--------------------------------------------          Director
              William J. Flynn


                      *                            Chief Executive Officer and
--------------------------------------------          President; Director (Principal
               Thomas J. Moran                        Executive Officer)


                                                   Senior Executive Vice President
            /s/ MANFRED ALTSTADT                      and Chief Financial Officer;
--------------------------------------------          Director (Principal Financial
              Manfred Altstadt                        and Accounting Officer)


                      *
--------------------------------------------       Director
         Clifford L. Alexander, Jr.


                      *                            Senior Executive Vice President
--------------------------------------------          and General Counsel; Director
              Patrick A. Burns


                      *
--------------------------------------------       Director
             Richard M. Cummins


                      *                            Senior Executive Vice President, Technical
--------------------------------------------          Operations; Director
            Salvatore R. Curiale


                      *
--------------------------------------------       Director
            Roselyn P. Epps, M.D.

                 SIGNATURE                                            TITLE
                 ---------                                            -----
                      *
--------------------------------------------       Director
           Earle H. Harbison, Jr.


                      *
--------------------------------------------       Director
            Frances R. Hesselbein


                      *
--------------------------------------------       Director
                William Kahn


--------------------------------------------       Director
             William T. Knowles


                      *
--------------------------------------------       Director
        LaSalle D. Leffall, Jr., M.D.


                      *
--------------------------------------------       Director
              Connie Mack, III


--------------------------------------------       Director
                Roger Porter


                      *
--------------------------------------------       Director
              Dennis J. Reimer


                      *
--------------------------------------------       Director
              Francis H. Schott


                      *
--------------------------------------------       Director
                 Elie Wiesel


*By:      /s/ MANFRED ALTSTADT
     ---------------------------------------
              Manfred Altstadt
              ATTORNEY-IN-FACT

                                LIST OF EXHIBITS

10(b) Independent Auditors' Consent